UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2010

Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 22, 2010

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Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio manager Scott Romans examines economic and market conditions, key investment strategies, and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds for the one-year period ended May 31, 2010. Scott, who has nine years of investment experience, has managed the Funds since 2003.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2010?

In general, the year produced a very favorable environment for investors in tax-exempt bonds, which benefited greatly from a combination of strong demand, reduced supply, low inflation and low interest rates. Against this positive backdrop, municipal bond prices rose and their yields declined. Although bonds of all maturities gained ground, longer dated bonds generally tended to perform the best.

Benefiting from an improving economic picture, the U.S. economy returned to growth in the third quarter of 2009. Gross domestic product (GDP) — a measure of the nation’s economic output — grew by an annualized 2.2% in the third quarter and expanded by an annualized 5.6% in the last three months of 2009, the fastest pace in six years. The growth continued at an annualized rate of 2.7% in the first quarter of 2010. Despite this economic improvement, job growth continued to pose a challenge. At the end of May 2010, the national unemployment rate stood at 9.7%, very high in a historical sense, but better than the October 2009 peak of 10.1% and the previous month’s 9.9% rate. At the start of the period, the jobless rate was 9.5%. Low inflation continued to support the performance of tax-exempt debt. For the year ending May 31, 2010, the Consumer Price Index (CPI) rose 2.0%, enabling the Federal Reserve Board to continue to maintain its benchmark fed funds rate near zero for an “extended period.”

Favorable supply and demand trends also supported municipal bond prices. On the supply side, the introduction of the federal Build America Bond program in April 2009 cut the number of traditional tax-exempt bonds available for purchase in the marketplace. Build America bonds are a new class of taxable municipal debt created as part of the February 2009 federal economic stimulus package. These securities offer municipal issuers a generous federal subsidy and therefore provide issuers an attractive alternative to traditional tax-exempt debt. During the twelve months ending May 31, 2010, taxable Build America Bond issuance was roughly $95.9 billion, accounting for more than 22% of new bonds issued in the municipal market. This issuance was heavily concentrated in longer-maturity debt. As a result, much of the traditional tax-exempt municipal issuance was heavily concentrated in shorter-dated securities — a factor that influenced the market’s performance as well as purchase decisions to varying degrees in all of the

2	Nuveen Investments

portfolios profiled in this report. Overall, $428 billion in new taxable and tax-exempt municipal bonds were issued in the twelve months ending May 31, 2010 — representing a 17% year-over-year increase.

Even as tax-exempt bond supply dropped because of the issuance of taxable Build America Bonds, demand remained strong. The market was becoming more concerned about government deficits and their potential to trigger tax increases, which would make tax-exempt bonds more attractive to investors than their taxable counterparts. As evidence of an improving economy mounted, lower-rated bonds benefited the most from investors’ growing optimism. Investors became more tolerant of credit risk, causing credit spreads to narrow throughout the past year — meaning that investors were gradually demanding a smaller premium in exchange for buying riskier debt. In addition, historically low interest rates encouraged investors in search of additional income to favor riskier bonds offering higher yields.

What type of economic environment did the three states profiled in this report experience during the period?

Like many states, Arizona faced serious economic challenges during the period. Weak sales and income-tax revenues, made worse by the state’s tough housing market, put significant pressure on Arizona’s budget. The state’s general fund revenues were essentially flat for the 2009 fiscal year, even as corporate income taxes were down 25% and sales-tax collections dropped by about 14%. Arizona issued $5.3 billion of municipal debt during the twelve months ending May 31, 2010 — a 41% year-over-year decline. In May 2010, the state’s unemployment rate was 9.6%, ranking it 33rd nationwide, up modestly from 9.5% the prior month and the 9.2% rate at the start of the period in May 2009. As of period end, Arizona maintained credit ratings of Aa2 and AA- from Moody’s and Standard & Poor’s (S&P), respectively.

During this period, the Colorado economy began to recover slowly from the recession. Job losses have eased, and as of May 2010, Colorado unemployment stood at 8.0%. This was well below the national average and an improvement over the 8.2% statewide level seen in May 2009. During the twelve months ending May 31, 2010, Colorado issued $6.9 billion worth of municipal debt, a 5% year-over-year increase. At period end, Colorado had a credit rating of Aa1 and AA; stable from Moody’s and S&P, respectively.

At period end, New Mexico’s general obligation debt was rated Aaa and AA+ by Moody’s and S&P, respectively. Although the state faced challenges such as unfavorable demographics and a relatively high poverty rate, New Mexico continued to enjoy steady financial performance, thanks in part to a healthy reserve balance totaling more than 11% of the state’s revenues. During the twelve-month period ending May 31, 2010, new supply of New Mexico municipal debt totaled $3.2 billion, an increase of 8% compared to the previous twelve months. The state’s unemployment rate was 8.4% in May 2010, well below the national average. At the start of the reporting period, however, New Mexico’s jobless rate was significantly lower at just 6.8%.

How did the Funds perform during the twelve-month period?

The table on page four provides Class A Share total returns for the three Funds for the one-year, five-year and ten-year periods ending May 31, 2010. Each Fund’s total returns are compared with the general market indexes and peer group averages.

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1	The Standard & Poor’s (S&P) Arizona, Colorado and New Mexico Municipal Bond Indexes are market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in their respective states. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 114 and 104 funds for the one-year, five-year and ten-year periods, respectively, ended May 31, 2010. The Lipper Arizona Municipal Debt Funds Average had 31, 24 and 24 funds and the Lipper Colorado Municipal Debt Funds Average had 20, 18 and 18 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

3	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index is not available for direct investment.

During the twelve-month period ending May 31, 2010, the Class A Shares at net asset value of all three Funds outperformed all of their respective comparisons, with the exception of the New Mexico Fund, which underperformed the S&P National Municipal Bond Index while outperforming the other comparative indexes and average. The factors determining the performance of each Fund are discussed later in this report.

Class A Shares – Average Annual Total Returns as of 5/31/10

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund
A Shares at NAV	10.89%	3.53%	4.96%
A Shares at Offer	6.24%	2.63%	4.51%
Standard & Poor’s (S&P) Arizona Municipal Bond Index[1]	9.00%	4.49%	5.78%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Arizona Municipal Debt Funds Average[2]	10.59%	3.42%	4.86%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Colorado Municipal Bond Fund
A Shares at NAV	10.98%	3.33%	5.15%
A Shares at Offer	6.27%	2.45%	4.70%
Standard & Poor’s (S&P) Colorado Municipal Bond Index[1]	10.64%	4.39%	5.91%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Colorado Municipal Debt Funds Average[2]	9.71%	3.25%	5.05%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen New Mexico Municipal Bond Fund
A Shares at NAV	8.72%	3.67%	5.09%
A Shares at Offer	4.11%	2.79%	4.64%
Standard & Poor’s (S&P) New Mexico Municipal Bond Index[1]	7.28%	4.64%	5.93%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

What strategies did you use to manage the Funds? How did these strategies influence performance?

All three Funds continued to employ the fundamental investment strategies and tactics we have used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios as well as market conditions in each state.

As mentioned earlier, all three Funds performed very well compared to their state and national indexes. The Arizona and Colorado Funds were helped the most by their credit-quality allocation. As investors became increasingly comfortable with credit risk, lower-rated bonds were the best-performing securities overall. Both Funds’ positions in BBB-rated bonds outperformed the overall national municipal bond market. Also, both funds had increased exposure to non-rated bonds, adding further to relative performance. In addition, the Funds were underweighted in bonds with the highest credit ratings of AAA and AA. Both categories generated positive returns but lagged the overall market. As a result, owning less of these bonds helped the Funds’ relative performance.

The situation was different for the New Mexico Fund. Here, the credit-quality allocation hampered results compared with the national municipal bond market. Because much of the bond issuance in New Mexico is higher-quality, the allocation to AAA-rated bonds was relatively high and our position in BBB-rated securities was relatively low — two factors that hampered results. That said, the Fund was also overweighted in non-rated bonds and underweighted in AA-rated bonds — two positives that helped moderate the credit-related underperformance.

Duration positioning — meaning the sensitivity of the portfolios’ performance to changes in interest rates — was not much of a factor for the Arizona Fund. It had a modestly positive impact on the Colorado portfolio, whose slightly longer-than-average duration enabled the Fund to benefit a bit from a helpful environment of falling interest rates. The New Mexico Fund was also helped by having a duration slightly longer than the national municipal bond market.

On a sector basis, all three Funds were hurt by some of their portfolio allocations. For example, all were somewhat overweighted in “other revenue” bonds — mostly community development district bonds in the Arizona and Colorado portfolios and appropriation bonds in the New Mexico Fund — which, as a whole, did not perform well compared with the national market. The Arizona Fund was less exposed to the strong-performing airport bond category, which also hurt performance on a relative basis. This Fund also had a larger weighting in relatively defensive water/sewer bonds, a negative. Meanwhile, the Colorado and New Mexico Funds were hurt by their allocation to poor-performing multi-family housing bonds.

Elsewhere, the Colorado Fund’s positioning in the education and tobacco bond sectors and the New Mexico Fund’s underweighting in corporate-backed industrial development revenue bonds were negatives, as it would have been helpful to own more of these predominantly lower-rated securities. On the positive side, all three Funds were overweighted in the health care sector, a category that did well and helped lift relative performance.

Nuveen Investments	5

Our management strategy in all three Funds was shaped by market conditions. With the steep yield curve, meaning that short-term bond yields were much lower than those on longer-dated bonds, and limited supply of long-dated securities, we felt that it made very little sense to actively sell existing portfolio holdings, as in most cases we would have to replace them with shorter-dated bonds providing lower prevailing yields. Because the securities we already owned offered much-better long-term prospects, portfolio turnover tended to be low. When we needed funds to buy new bonds, we generally used the proceeds of bond calls and maturities as well as new investment inflows. In the Arizona and Colorado Funds, we sold a handful of pre-refunded bonds that were very close to their maturity dates and for which investor demand was strong.

In the Arizona Fund, new purchases mostly focused on lower-rated bonds, which provided the best long-term values. This differed somewhat from the Colorado and New Mexico Funds, where we saw fewer compelling lower-rated investments. In Arizona, we added to our holdings in charter schools, public-power bonds and community-facilities-district bonds. Also, we bought some lower-rated U.S. Virgin Island-issued securities, which like those of other U.S. territories, are generally fully tax-exempt for residents of all 50 states.

In Colorado, new purchases included non-rated bonds we believed offered attractive yields relative to their underlying credit quality. Other purchases included a higher-rated hospital bond, a mid-rated airport bond, long-term care bonds, other revenue bonds and community facility district bonds.

In the New Mexico Fund, we added a variety of new positions, including sales-tax, health care and utility bonds, as well as a lower-rated pollution-control bond issue just before period end. As we have discussed in our previous shareholder reports, municipal bond issuance tends to be sparse in New Mexico and simply staying fully invested can pose a challenge for portfolio managers. With opportunities similarly limited during the past year, we widened our investment focus and invested in out-of-state bonds. In addition to buying a Puerto Rico bond issue, we also purchased some North Carolina hospital bonds that we felt were attractively valued. We also felt these holdings were highly liquid and could be sold quickly once suitable New Mexico bonds become available.

Dividend Information

The Class B and C Shares of the Arizona Fund experienced a dividend decrease in November 2009 and May 2010, respectively, while the Class I Shares of the New Mexico Fund had a dividend increase in August 2009. There were no other changes to the Funds’ dividends during the past year.

Effective April 1, 2010, each Fund began declaring dividends from its tax-exempt net investment income daily. Each Fund will continue to pay such dividends monthly, and Fund shares will begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for more information.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend,

6	Nuveen Investments

the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2010, all three Funds had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	7

Nuveen Arizona Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Colorado Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Arizona Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Arizona municipal bond market. The Standard & Poor’s (S&P) Colorado Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Colorado municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

8	Nuveen Investments

Nuveen New Mexico Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with its respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) New Mexico Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Mexico municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	9

Fund Spotlight as of May 31, 2010 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FAZTX	FAZBX	FAZCX	NMARX
NAV	$10.42	$10.43	$10.41	$10.43
Latest Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	10.89%	6.24%
5-Year	3.53%	2.63%
10-Year	4.96%	4.51%

B Shares	w/o CDSC	w/CDSC
1-Year	10.18%	6.18%
5-Year	2.79%	2.61%
10-Year	4.34%	4.39%

C Shares	NAV
1-Year	10.31%
5-Year	2.97%
10-Year	4.39%

I Shares	NAV
1-Year	11.19%
5-Year	3.75%
10-Year	5.17%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.32%	4.14%
30-Day Yield[2]	4.00%	—
SEC 30-Day Yield[2,3]	—	3.83%
Taxable-Equivalent Yield[3,4]	5.82%	5.57%

B Shares	NAV
Dividend Yield[2]	3.57%
30-Day Yield[2]	3.24%
Taxable-Equivalent Yield[4]	4.72%

C Shares	NAV
Dividend Yield[2]	3.75%
30-Day Yield[2]	3.45%
Taxable-Equivalent Yield[4]	5.02%

I Shares	NAV
Dividend Yield[2]	4.49%
SEC 30-Day Yield[2]	4.19%
Taxable-Equivalent Yield[4]	6.10%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	11.57%	6.85%
5-Year	3.41%	2.53%
10-Year	4.69%	4.24%

B Shares	w/o CDSC	w/CDSC
1-Year	10.75%	6.75%
5-Year	2.64%	2.47%
10-Year	4.06%	4.06%

C Shares	NAV
1-Year	10.88%
5-Year	2.82%
10-Year	4.11%

I Shares	NAV
1-Year	11.76%
5-Year	3.61%
10-Year	4.90%

Portfolio Statistics

Net Assets ($000)	$67,957
Average Effective Maturity on Securities (Years)	15.34
Average Duration	5.73

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.92%
Class B	1.67%
Class C	1.47%
Class I	0.72%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

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Fund Spotlight as of 5/31/10 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	33.4%
Health Care	18.9%
Tax Obligation/General	16.2%
Water and Sewer	8.7%
Education and Civic Organizations	7.2%
U.S. Guaranteed	5.7%
Other	9.9%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,041.00	$1,039.10	$1,039.30	$1,042.90	$1,020.74	$1,016.95	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.27	$8.13	$7.07	$3.26	$4.23	$8.05	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	11

Fund Spotlight as of 5/31/10 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FCOTX	FCOBX	FCOCX	FCORX
NAV	$10.07	$10.08	$10.05	$10.05
Latest Dividend[1]	$0.0360	$0.0300	$0.0315	$0.0375
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	10.98%	6.27%
5-Year	3.33%	2.45%
10-Year	5.15%	4.70%

B Shares	w/o CDSC	w/CDSC
1-Year	10.28%	6.28%
5-Year	2.57%	2.40%
10-Year	4.52%	4.52%

C Shares	NAV
1-Year	10.51%
5-Year	2.78%
10-Year	4.59%

I Shares	NAV
1-Year	11.32%
5-Year	3.55%
10-Year	5.37%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.29%	4.11%
30-Day Yield[2]	3.90%	—
SEC 30-Day Yield[2,3]	—	3.73%
Taxable-Equivalent Yield[3,4]	5.68%	5.43%

B Shares	NAV
Dividend Yield[2]	3.57%
30-Day Yield[2]	3.14%
Taxable-Equivalent Yield[4]	4.57%

C Shares	NAV
Dividend Yield[2]	3.76%
30-Day Yield[2]	3.32%
Taxable-Equivalent Yield[4]	4.83%

I Shares	NAV
Dividend Yield[2]	4.48%
SEC 30-Day Yield[2]	4.12%
Taxable-Equivalent Yield[4]	6.00%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	11.92%	7.23%
5-Year	3.20%	2.32%
10-Year	4.91%	4.47%

B Shares	w/o CDSC	w/CDSC
1-Year	11.10%	7.10%
5-Year	2.44%	2.27%
10-Year	4.28%	4.28%

C Shares	NAV
1-Year	11.34%
5-Year	2.65%
10-Year	4.34%

I Shares	NAV
1-Year	12.15%
5-Year	3.41%
10-Year	5.13%

Portfolio Statistics

Net Assets ($000)	$44,959
Average Effective Maturity on Securities (Years)	15.54
Average Duration	5.84

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.95%
Class B	1.69%
Class C	1.50%
Class I	0.74%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

12	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	28.1%
Health Care	23.8%
Education and Civic Organizations	15.5%
U.S. Guaranteed	11.3%
Transportation	6.0%
Tax Obligation/General	5.8%
Other	9.5%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,041.50	$1,037.70	$1,038.80	$1,042.50	$1,020.54	$1,016.80	$1,017.80	$1,021.54
Expenses Incurred During Period	$4.48	$8.28	$7.27	$3.46	$4.43	$8.20	$7.19	$3.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 5/31/10 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FNMTX	FNMBX	FNMCX	FNMRX
NAV	$10.36	$10.36	$10.38	$10.42
Latest Dividend[1]	$0.0350	$0.0290	$0.0305	$0.0370
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.72%	4.11%
5-Year	3.67%	2.79%
10-Year	5.09%	4.64%

B Shares	w/o CDSC	w/CDSC
1-Year	7.85%	3.85%
5-Year	2.90%	2.72%
10-Year	4.46%	4.46%

C Shares	NAV
1-Year	8.13%
5-Year	3.10%
10-Year	4.52%

I Shares	NAV
1-Year	8.80%
5-Year	3.88%
10-Year	5.30%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.05%	3.89%
30-Day Yield[2]	3.24%	—
SEC 30-Day Yield[2,3]	—	3.11%
Taxable-Equivalent Yield[3,4]	4.73%	4.54%

B Shares	NAV
Dividend Yield[2]	3.36%
30-Day Yield[2]	2.49%
Taxable-Equivalent Yield[4]	3.64%

C Shares	NAV
Dividend Yield[2]	3.53%
30-Day Yield[2]	2.71%
Taxable-Equivalent Yield[4]	3.96%

I Shares	NAV
Dividend Yield[2]	4.26%
SEC 30-Day Yield[2]	3.44%
Taxable-Equivalent Yield[4]	5.02%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.49%	4.90%
5-Year	3.53%	2.64%
10-Year	4.86%	4.41%

B Shares	w/o CDSC	w/CDSC
1-Year	8.72%	4.72%
5-Year	2.76%	2.59%
10-Year	4.23%	4.23%

C Shares	NAV
1-Year	8.90%
5-Year	2.97%
10-Year	4.28%

I Shares	NAV
1-Year	9.78%
5-Year	3.77%
10-Year	5.08%

Portfolio Statistics

Net Assets ($000)	$76,420
Average Effective Maturity on Securities (Years)	17.08
Average Duration	5.53

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.90%
Class B	1.65%
Class C	1.45%
Class I	0.70%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

14	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	25.5%
Water and Sewer	18.7%
Education and Civic Organizations	12.5%
Health Care	11.3%
U.S. Guaranteed	10.3%
Housing/Single Family	8.2%
Housing/Multifamily	6.4%
Other	7.1%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,038.70	$1,034.00	$1,034.90	$1,038.60	$1,020.74	$1,016.95	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.27	$8.11	$7.05	$3.25	$4.23	$8.05	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2010

16	Nuveen Investments

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.8%

$765	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$750,932

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	469,631
1,185	Total Consumer Staples			1,220,563
	Education and Civic Organizations – 7.1%

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	1,033,740

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,401,737

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	954,439

290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	309,424

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	989,740

145	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	7/10 at 100.00	A–	145,429
4,795	Total Education and Civic Organizations			4,834,509
	Energy – 1.7%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	1,150,938
	Health Care – 18.6%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	1,358,937

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.005%, 1/02/37	1/17 at 100.00	A+	666,250

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	1,808,427

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	642,327

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	935,381

1,500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	7/10 at 100.00	A	1,501,815

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	928,071

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,304,396

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,414,065

950	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/10 at 100.00	N/R	845,443

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	1,260,638
13,230	Total Health Care			12,665,750

Nuveen Investments	17

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.4%

$2,415	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	12/11 at 100.00	N/R	$2,272,587

2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (5), (6)	No Opt. Call	N/R	51,979
4,495	Total Housing/Multifamily			2,324,566
	Tax Obligation/General – 16.0%

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 3.000%, 7/01/28	7/18 at 100.00	Aa3	2,159,800

1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	Aa2	1,082,950

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	Aa3	2,847,411

310	Maricopa County Unified School District 80, Chandler, Arizona, School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11 – FGIC Insured	No Opt. Call	AA	328,042

700	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 – FGIC Insured	No Opt. Call	Aa2	704,221

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	Aa2	2,390,080

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa2	1,320,400
9,975	Total Tax Obligation/General			10,832,904
	Tax Obligation/Limited – 32.9%

785	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	7/10 at 100.00	A3	785,926

731	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	595,765

521	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	415,961

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	626,962

399	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R	407,303

3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,157,950

1,182	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,094,898

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	N/R	1,181,186

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	590,850

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AAA	1,700,256

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:
425	7.300%, 1/01/12	7/10 at 101.00	A+	425,480
285	7.300%, 1/01/13	7/10 at 101.00	A+	286,947

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,009,440

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	A3		$3,174,571

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	7/11 at 100.00	A3		1,003,540

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+		1,714,439

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R		236,584
310	6.050%, 7/15/32	7/17 at 100.00	N/R		266,839

2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 – AMBAC Insured	7/14 at 100.00	AAA		3,105,724

555	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1		558,874
21,868	Total Tax Obligation/Limited				22,339,495
	U.S. Guaranteed – 5.6% (4)

100	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(4)	101,511

70	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital and Medical Center Inc. and Medical Environments Inc., Series 1992, 6.250%, 9/01/11 – NPFG Insured (ETM)	8/10 at 100.00	A	(4)	72,022

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	A	(4)	1,859,936

370	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R	(4)	426,695

1,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	N/R	(4)	1,360,800
3,315	Total U.S. Guaranteed				3,820,964
	Utilities – 2.7%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,166,060

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		680,907
1,665	Total Utilities				1,846,967
	Water and Sewer – 8.6%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A		995,935

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	A		928,130

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+		1,051,240

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA		1,462,190

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	N/R		508,535
645	4.900%, 4/01/32	4/17 at 100.00	N/R		565,181

Nuveen Investments	19

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$420	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$334,643
6,040	Total Water and Sewer			5,845,854
$67,818	Total Investments (cost $66,070,559) – 98.4%			66,882,510
	Other Assets Less Liabilities – 1.6%			1,073,999
	Net Assets – 100%			$67,956,509

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 15.4%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	A+	$445,076

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,513,123

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,174,748

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	A	882,460

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	502,400

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,025,850

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,364,715
6,855	Total Education and Civic Organizations			6,908,372
	Health Care – 23.5%

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA–	1,520,130

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA	1,015,290

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB	1,012,830

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	714,180

500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	555,485

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,002,810

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A–	562,475

1,400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AAA	1,430,044

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB+	502,040

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	899,355

385	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	374,216

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	511,925

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A3	483,325
10,480	Total Health Care			10,584,105

Nuveen Investments	21

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.7%

$1,315	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	$1,235,995
	Housing/Single Family – 0.5%

70	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/10 at 105.00	Aa2	76,178

95	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/10 at 105.00	Aa2	98,769

30	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	10/10 at 105.00	AA	30,673
195	Total Housing/Single Family			205,620
	Long-Term Care – 3.2%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	514,945

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	BBB–	908,230
1,500	Total Long-Term Care			1,423,175
	Tax Obligation/General – 5.7%

1,650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aa1	1,964,804

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AAA	607,980
2,150	Total Tax Obligation/General			2,572,784
	Tax Obligation/Limited – 27.8%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AAA	519,180

2,000	Colorado, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 – NPFG Insured	11/15 at 100.00	AA–	2,124,778

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,511,700

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 – RAAI Insured	No Opt. Call	A–	981,050

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
220	6.625%, 12/01/24	No Opt. Call	N/R	238,847
400	6.875%, 12/01/30	12/19 at 100.00	N/R	427,148

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	506,115

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – NPFG Insured	12/12 at 100.00	A	1,076,400

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,056,816

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AAA	1,115,040

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3	1,602,675

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R	1,343,813
12,780	Total Tax Obligation/Limited			12,503,562

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 6.0%

$1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2010A, 5.000%, 11/15/29	No Opt. Call	A+		$1,505,664

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A		705,649

385	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R		378,617

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		94,219
2,625	Total Transportation				2,684,149
	U.S. Guaranteed – 11.2% (4)

1,000	Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)	No Opt. Call	AAA		998,900

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(4)	624,744

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(4)	650,934

500	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Series 2000, 6.125%, 12/01/25 (Pre-refunded 12/01/10) – RAAI Insured	12/10 at 100.00	N/R	(4)	512,660

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A2	(4)	547,110

850	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		1,025,381

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA		674,615
4,610	Total U.S. Guaranteed				5,034,344
	Utilities – 2.8%

750	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		760,733

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA		523,228
1,235	Total Utilities				1,283,961
$43,745	Total Investments (cost $43,609,809) – 98.8%				44,436,067
	Other Assets Less Liabilities – 1.2%				523,278
	Net Assets – 100%				$44,959,345

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 12.1%

$1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	$1,508,685

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	710,213

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,964,025

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,115,700

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	830,513

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AAA	1,077,690
8,500	Total Education and Civic Organizations			9,206,826
	Health Care – 10.9%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,039,820

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,006,980

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA–	2,227,920

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA–	2,015,980

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,026,260
8,000	Total Health Care			8,316,960
	Housing/Multifamily – 6.2%

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AAA	2,019,840

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	AAA	1,008,920

1,845	New Mexico Mortgage Finance Authority, Multifamily Housing Subordinate Revenue Bonds, Manzano Mesa Apartments Project, Series 2001F, Pass through Certificates 2002-2, 5.950%, 11/01/34 (Mandatory put 11/01/23) (Alternative Minimum Tax)	11/11 at 100.00	N/R	1,705,186
4,845	Total Housing/Multifamily			4,733,946
	Housing/Single Family – 7.9%

1,485	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AAA	1,527,931

1,540	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,521,104

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	983,380

955	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AAA	981,339

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008-D2., 5.500%, 7/01/39	7/18 at 100.00	AAA	1,041,670
5,980	Total Housing/Single Family			6,055,424

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Information Technology – 0.7%

$500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+		$533,280
	Tax Obligation/General – 2.7%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2		2,084,950
	Tax Obligation/Limited – 24.6%

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Refunding Bonds, Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA		1,537,260

1,300	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA		1,561,196

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2		1,159,695

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	N/R		363,089
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	N/R		545,561

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aa3		1,180,718

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	A1		1,526,474

500	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R		443,740

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AAA		4,686,317

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,135	5.000%, 6/01/23	6/20 at 100.00	Aa1		1,287,658
1,095	5.000%, 6/01/24	6/20 at 100.00	Aa1		1,233,364
1,255	5.000%, 6/01/25	6/20 at 100.00	Aa1		1,405,475

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AAA		1,325,402

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R		549,876
17,330	Total Tax Obligation/Limited				18,805,825
	U.S. Guaranteed – 9.9% (4)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – AGM Insured (ETM)	No Opt. Call	AAA		3,728,813

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – NPFG Insured	6/11 at 100.00	Aaa		630,228

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	2,141,440

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 101.00	Aa3	(4)	1,069,980
7,350	Total U.S. Guaranteed				7,570,461
	Utilities – 3.4%

1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40 (WI/DD, Settling 6/09/10)	6/20 at 100.00	Baa3		1,007,510

Nuveen Investments	25

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	$1,579,438
2,560	Total Utilities			2,586,948
	Water and Sewer – 18.0%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA	2,147,920

2,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AAA	2,129,200

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,044,680

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,047,600

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AA+	4,160,840

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AA+	1,066,570

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	1,052,490

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AA+	1,090,420
13,000	Total Water and Sewer			13,739,720
$70,035	Total Investments (cost $71,023,781) – 96.4%			73,634,340
	Other Assets Less Liabilities – 3.6%			2,786,044
	Net Assets – 100%			$76,420,384

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2010

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $66,070,559, $43,609,809 and $71,023,781, respectively)	$66,882,510	$44,436,067	$73,634,340
Cash	—	—	815,088
Receivables:
Interest	1,407,743	736,323	1,290,146
Investments sold	125,000	—	3,203,700
Shares sold	47,991	306,627	126,004
Other assets	123	74	110
Total assets	68,463,367	45,479,091	79,069,388
Liabilities
Cash overdraft	241,779	375,438	—
Payables:
Dividends	113,011	59,422	78,823
Investments purchased	—	—	2,406,063
Shares redeemed	62,058	20,214	72,035
Accrued expenses:
Management fees	30,825	20,374	34,347
12b-1 distribution and service fees	13,413	11,625	19,933
Other	45,772	32,673	37,803
Total liabilities	506,858	519,746	2,649,004
Net assets	$67,956,509	$44,959,345	$76,420,384
Class A Shares
Net assets	$46,701,211	$31,964,051	$55,167,127
Shares outstanding	4,479,970	3,172,625	5,325,791
Net asset value per share	$10.42	$10.07	$10.36
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.88	$10.52	$10.81
Class B Shares
Net assets	$840,002	$688,688	$1,852,506
Shares outstanding	80,575	68,339	178,826
Net asset value and offering price per share	$10.43	$10.08	$10.36
Class C Shares
Net assets	$7,530,589	$8,795,756	$14,706,115
Shares outstanding	723,267	875,312	1,416,745
Net asset value and offering price per share	$10.41	$10.05	$10.38
Class I Shares
Net assets	$12,884,707	$3,510,850	$4,694,636
Shares outstanding	1,235,557	349,341	450,387
Net asset value and offering price per share	$10.43	$10.05	$10.42
Net Assets Consist of:
Capital paid-in	$68,175,576	$45,008,490	$74,241,900
Undistributed (Over-distribution of) net investment income	154,354	15,592	6,570
Accumulated net realized gain (loss)	(1,185,372)	(890,995)	(438,645)
Net unrealized appreciation (depreciation)	811,951	826,258	2,610,559
Net assets	$67,956,509	$44,959,345	$76,420,384
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended May 31, 2010

	Arizona	Colorado	New Mexico
Investment Income	$3,607,108	$2,315,489	$3,430,866
Expenses
Management fees	372,717	233,959	379,079
12b-1 service fees – Class A	95,011	61,125	106,021
12b-1 distribution and service fees – Class B	11,680	8,114	19,703
12b-1 distribution and service fees – Class C	56,751	61,791	86,505
Shareholders’ servicing agent fees and expenses	36,437	23,449	27,880
Custodian’s fees and expenses	18,938	13,638	16,732
Trustees’ fees and expenses	1,668	1,048	1,711
Professional fees	16,855	16,005	17,022
Shareholders’ reports – printing and mailing expenses	9,972	9,677	13,108
Federal and state registration fees	11,498	4,274	7,292
Other expenses	5,676	4,571	5,055
Total expenses before custodian fee credit	637,203	437,651	680,108
Custodian fee credit	(165)	(266)	(1,179)
Net expenses	637,038	437,385	678,929
Net investment income	2,970,070	1,878,104	2,751,937
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	227,678	46,999	140,272
Change in net unrealized appreciation (depreciation) of investments	4,006,939	2,534,288	2,848,792
Net realized and unrealized gain (loss)	4,234,617	2,581,287	2,989,064
Net increase (decrease) in net assets from operations	$7,204,687	$4,459,391	$5,741,001

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Arizona		Colorado		New Mexico
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$2,970,070	$3,113,954	$1,878,104	$1,876,656	$2,751,937	$2,513,289
Net realized gain (loss) from investments	227,678	(1,311,089)	46,999	(110,013)	140,272	(118,691)
Change in net unrealized appreciation (depreciation) of investments	4,006,939	(3,093,049)	2,534,288	(2,819,914)	2,848,792	(1,707,638)
Net increase (decrease) in net assets from operations	7,204,687	(1,290,184)	4,459,391	(1,053,271)	5,741,001	686,960
Distributions to Shareholders
From net investment income:
Class A	(2,094,247)	(2,052,764)	(1,340,940)	(1,268,960)	(2,190,111)	(2,028,233)
Class B	(44,537)	(74,611)	(31,111)	(48,331)	(70,684)	(87,562)
Class C	(295,265)	(283,330)	(319,235)	(312,185)	(420,420)	(279,983)
Class I	(580,616)	(587,479)	(167,361)	(202,696)	(157,741)	(71,213)
From accumulated net realized gains:
Class A	—	(80,935)	—	—	—	—
Class B	—	(3,572)	—	—	—	—
Class C	—	(12,535)	—	—	—	—
Class I	—	(22,938)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,014,665)	(3,118,164)	(1,858,647)	(1,832,172)	(2,838,956)	(2,466,991)
Fund Share Transactions
Proceeds from sale of shares	6,615,834	7,500,451	8,993,142	6,940,744	18,929,073	9,727,738
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,540,847	1,470,162	1,092,031	972,038	1,896,593	1,651,627
	8,156,681	8,970,613	10,085,173	7,912,782	20,825,666	11,379,365
Cost of shares redeemed	(12,415,456)	(12,500,825)	(8,836,166)	(10,062,727)	(10,379,414)	(7,706,460)
Net increase (decrease) in net assets from Fund share transactions	(4,258,775)	(3,530,212)	1,249,007	(2,149,945)	10,446,252	3,672,905
Net increase (decrease) in net assets	(68,753)	(7,938,560)	3,849,751	(5,035,388)	13,348,297	1,892,874
Net assets at the beginning of year	68,025,262	75,963,822	41,109,594	46,144,982	63,072,087	61,179,213
Net assets at the end of year	$67,956,509	$68,025,262	$44,959,345	$41,109,594	$76,420,384	$63,072,087
Undistributed (Over-distribution of) net investment income at the end of year	$154,354	$198,979	$15,592	$(1,847)	$6,570	$103,914

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield,” “high-risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, New Mexico had outstanding when-issued/delayed delivery purchase commitments of $1,000,000. There were no such outstanding purchase commitments in Arizona or Colorado.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore,

30	Nuveen Investments

management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period June 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their tax-exempt net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2010, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	31

Notes to Financial Statements (continued)

Derivative Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period June 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

32	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2010:

Arizona	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$66,830,531	$51,979	$66,882,510

Colorado	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$44,436,067	$—	$44,436,067

New Mexico	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$73,634,340	$—	$73,634,340

The following is a reconciliation of Arizona’s Level 3 investments held at the beginning and end of the measurement period:

Arizona Level 3 Investments
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	51,979
Balance at the end of year	$51,979

Arizona’s “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations includes $(82,426) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	312,090	$3,171,686	522,223	$5,122,158
Class A – automatic conversion of Class B Shares	26,697	270,372	17,429	163,165
Class B	738	7,473	5,406	53,118
Class C	148,505	1,499,140	90,679	883,719
Class I	163,962	1,667,163	126,778	1,278,291
Shares issued to shareholders due to reinvestment of distributions:
Class A	96,271	981,146	98,108	940,207
Class B	1,503	15,317	2,047	19,630
Class C	16,502	168,307	13,142	126,076
Class I	36,890	376,077	40,069	384,249
	803,158	8,156,681	915,881	8,970,613
Shares redeemed:
Class A	(743,110)	(7,615,650)	(732,034)	(6,911,731)
Class B	(74,649)	(750,512)	(60,378)	(579,635)
Class B – automatic conversion to Class A Shares	(26,697)	(270,372)	(17,429)	(163,165)
Class C	(153,730)	(1,571,828)	(227,683)	(2,152,540)
Class I	(215,180)	(2,207,094)	(287,791)	(2,693,754)
	(1,213,366)	(12,415,456)	(1,325,315)	(12,500,825)
Net increase (decrease)	(410,208)	$(4,258,775)	(409,434)	$(3,530,212)

Nuveen Investments	33

Notes to Financial Statements (continued)

	Colorado
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	431,168	$4,277,081	374,082	$3,415,086
Class A – automatic conversion of Class B Shares	20,842	202,747	50,645	480,976
Class B	1,465	14,579	7,922	78,326
Class C	288,334	2,842,246	233,488	2,213,094
Class I	168,811	1,656,489	78,687	753,262
Shares issued to shareholders due to reinvestment of distributions:
Class A	80,484	793,424	70,151	652,821
Class B	1,800	17,701	2,602	24,196
Class C	15,325	150,912	13,358	124,057
Class I	13,264	129,994	18,415	170,964
	1,021,493	10,085,173	849,350	7,912,782
Shares redeemed:
Class A	(400,838)	(3,966,680)	(471,827)	(4,429,819)
Class B	(24,374)	(240,179)	(33,030)	(308,339)
Class B – automatic conversion to Class A Shares	(20,838)	(202,747)	(50,602)	(480,976)
Class C	(220,459)	(2,165,484)	(291,411)	(2,625,474)
Class I	(230,022)	(2,261,076)	(238,903)	(2,218,119)
	(896,531)	(8,836,166)	(1,085,773)	(10,062,727)
Net increase (decrease)	124,962	$1,249,007	(236,423)	$(2,149,945)

	New Mexico
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	844,648	$8,567,580	575,879	$5,554,489
Class A – automatic conversion of Class B Shares	5,679	57,111	24,277	236,149
Class B	338	3,446	541	5,215
Class C	715,780	7,312,073	300,917	2,938,352
Class I	292,060	2,988,863	103,896	993,533
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,186	1,538,571	144,302	1,393,502
Class B	4,569	46,475	5,669	54,765
Class C	25,519	260,666	17,369	168,025
Class I	4,959	50,881	3,636	35,335
	2,044,738	20,825,666	1,176,486	11,379,365
Shares redeemed:
Class A	(734,641)	(7,461,298)	(510,321)	(4,910,930)
Class B	(40,525)	(414,268)	(46,581)	(452,113)
Class B – automatic conversion to Class A Shares	(5,678)	(57,111)	(24,252)	(236,149)
Class C	(163,589)	(1,679,592)	(208,699)	(1,976,793)
Class I	(74,351)	(767,145)	(13,466)	(130,475)
	(1,018,784)	(10,379,414)	(803,319)	(7,706,460)
Net increase (decrease)	1,025,954	$10,446,252	373,167	$3,672,905
5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$1,513,031	$4,041,822	$14,559,565
Sales and maturities	3,946,959	2,322,888	4,983,070

34	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$66,013,727	$43,580,894	$71,022,130
Gross unrealized:
Appreciation	$3,155,630	$1,798,998	$2,914,701
Depreciation	(2,286,847)	(943,825)	(302,491)
Net unrealized appreciation (depreciation) of investments	$868,783	$855,173	$2,612,210

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ tax year-end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$(2)	$(48,903)	$—
Undistributed (Over-distribution of) net investment income	(30)	(2,018)	(10,325)
Accumulated net realized gain (loss)	32	50,921	10,325

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$338,850	$142,503	$253,411
Undistributed net ordinary income**	49	—	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income***	$3,030,249	$1,855,147	$2,807,216
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains****	—	—	—

2009	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$2,990,685	$1,835,876	$2,448,019
Distributions from net ordinary income**	11	—	—
Distributions from net long-term capital gains	120,135	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

Nuveen Investments	35

Notes to Financial Statements (continued)

At May 31, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2011	$—	$220,293	$219,247
May 31, 2012	—	204,953	161,534
May 31, 2016	—	251,245	—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,185,373	—	—
Total	$1,185,373	$890,995	$438,645

During the tax year ended May 31, 2010, Colorado and New Mexico utilized $47,405 and $89,775 of their capital loss carryforwards, respectively.

At May 31, 2010, the Fund’s tax year end, $50,515 of Colorado’s capital loss carryforward expired.

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

36	Nuveen Investments

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$53,282	$55,141	$149,245
Paid to financial intermediaries (Unaudited)	46,088	47,165	131,524

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$11,898	$29,028	$91,050

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$21,752	$22,580	$56,112

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2010, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$1,754	$2,364	$—

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	37

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2010	$9.82	$.44	$.61	$1.05	$(.45)	$—	$(.45)	$10.42	10.89%
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82	(.65)
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58
Class B (2/97)
2010	9.82	.36	.62	.98	(.37)	—	(.37)	10.43	10.18
2009	10.35	.37	(.53)	(.16)	(.35)	(.02)	(.37)	9.82	(1.41)
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35	.86
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88
Class C (2/94)
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41	10.31
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01
Class I (2/97)(d)
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43	11.19
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75

38	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$46,701.89%		.89%	4.34%	2%
47,006.92		.92	4.52	27
50,543	1.03	.93	4.05	19
60,748	1.01	.88	3.94	19
62,420.90		.90	3.98	21

840	1.65	1.65	3.59	2
1,764	1.67	1.67	3.76	27
2,588	1.78	1.68	3.30	19
3,216	1.77	1.64	3.19	19
4,021	1.65	1.65	3.23	21

7,531	1.44	1.44	3.79	2
6,983	1.47	1.47	3.96	27
8,642	1.58	1.48	3.50	19
9,020	1.56	1.43	3.40	19
8,951	1.45	1.45	3.44	21

12,885.69		.69	4.54	2
12,273.72		.72	4.72	27
14,191.83		.73	4.25	19
15,258.81		.68	4.14	19
14,876.70		.70	4.19	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2010	$9.48	$.44	$.58	$1.02	$(.43)	$—	$(.43)	$10.07	10.98%
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48	(1.67)
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55
Class B (2/97)
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08	10.28
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79
Class C (2/97)
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05	10.51
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03
Class I (2/97)(d)
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05	11.32
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78

40	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$31,964.91%		.91%	4.44%	5%
28,820.95		.95	4.60	12
30,448.93		.93	4.04	28
32,203.90		.90	3.99	17
31,512.94		.94	4.03	28

689	1.66	1.66	3.70	5
1,046	1.69	1.69	3.82	12
1,851	1.68	1.68	3.30	28
2,843	1.66	1.66	3.25	17
4,225	1.69	1.69	3.28	28

8,796	1.46	1.46	3.89	5
7,488	1.50	1.50	4.04	12
8,418	1.48	1.48	3.49	28
7,034	1.45	1.45	3.44	17
5,184	1.49	1.49	3.48	28

3,511.71		.71	4.63	5
3,756.74		.74	4.78	12
5,428.74		.74	4.23	28
1,967.70		.70	4.19	17
938.74		.74	4.24	28

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/92)
2010	$9.93	$.41	$.44	$.85	$(.42)	$ —	$(.42)	$10.36	8.72%
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93	1.19
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29
Class B (2/97)
2010	9.94	.33	.44	.77	(.35)	—	(.35)	10.36	7.85
2009	10.24	.35	(.31)	.04	(.34)	—	(.34)	9.94	.51
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24	2.05
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54
Class C (2/97)
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38	8.13
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71
Class I (2/97)(d)
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42	8.80
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46

42	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$55,167.87%		.87%	4.02%	7%
50,256.90		.90	4.32	7
49,402.89		.89	3.98	9
48,069.89		.89	3.90	9
45,044.91		.91	3.86	13

1,853	1.62	1.62	3.28	7
2,188	1.65	1.65	3.58	7
2,916	1.64	1.64	3.23	9
3,336	1.65	1.65	3.15	9
3,940	1.66	1.66	3.10	13

14,706	1.41	1.41	3.46	7
8,352	1.45	1.45	3.77	7
7,484	1.44	1.44	3.43	9
7,873	1.44	1.44	3.35	9
7,517	1.46	1.46	3.31	13

4,695.66		.66	4.21	7
2,276.70		.70	4.51	7
1,376.69		.69	4.18	9
1,300.69		.69	4.10	9
1,015.71		.71	4.06	13

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	43

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

44	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	45

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). The Board also reviewed the peer ranking of the Nuveen municipal funds advised by NAM in

48	Nuveen Investments

the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen New Mexico Municipal Bond Fund (the “New Mexico Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the New Mexico Fund underperformed its benchmark in the three-year period, it outperformed the performance of its benchmark in the one-year period. In addition, the Independent Board Members noted that although the performance of each of the Nuveen Arizona Municipal Bond Fund (the “Arizona Fund”) and the Nuveen Colorado Municipal Bond Fund (the “Colorado Fund”) lagged its respective peers somewhat in the longer periods, the performance of such Funds had improved in the one-year period, performing in the first or second quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that each Fund had net advisory fees and net expense ratios above the peer averages in its respective Peer Group; however, the Independent Board Members recognized the differences in the peers (such as the number of peers or states included in the Peer Group or Peer Universe) generally may limit some of the usefulness of the comparisons.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange-traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (continued)

appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Notes

Nuveen Investments	51

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

52	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	53

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the longterm goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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•	Fund details

•	Daily financial news

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS2-0510P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2010

Nuveen Florida Preference Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Daniel Close and Cathryn Steeves examine economic and market conditions, key investment strategies, and the performance of the Nuveen Florida Preference, Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Dan, who has 10 years of investment experience, began managing the Florida Preference Fund in 2007. Cathryn has 13 years of investment experience and has managed the Maryland, Pennsylvania and Virginia Funds since 2006.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2010?

In general, the year produced a very favorable environment for investors in tax-exempt bonds, which benefited greatly from a combination of strong demand, reduced supply, low inflation and low interest rates. Against this positive backdrop, municipal bond prices rose, and their yields declined. Although bonds of all maturities gained ground, longer duration bonds generally tended to perform the best.

Benefiting from an improving economic picture, the U.S. economy returned to growth starting in the third quarter of 2009. Gross domestic product (GDP) — a measure of the nation’s economic output — grew by an annualized 2.2% in the third quarter and expanded by an annualized 5.6% in the last three months of the year, the fastest pace in six years. The growth continued at an annualized rate of 2.7% in the first quarter of 2010. Despite this economic improvement, job growth continued to pose a challenge. At the end of May 2010, the national unemployment rate stood at 9.7% — very high in a historical sense, but better than the October 2009 peak of 10.1% and the previous month’s 9.9% rate. At the start of the period, the jobless rate was 9.5%. Low inflation continued to support the performance of tax-exempt debt. For the year ending May 31, 2010, the Consumer Price Index (CPI) rose 2.0% enabling the Federal Reserve Board to continue to maintain its benchmark fed funds rate near zero for an “extended period.”

Favorable supply and demand trends also supported municipal bond prices. On the supply side, the introduction of the federal Build America Bond program in April 2009 cut the number of traditional tax-exempt bonds available for purchase in the marketplace. Build America bonds are a new class of taxable municipal debt created as part of the February 2009 federal economic stimulus package. These securities offer municipal issuers a generous federal subsidy and therefore provide issuers an attractive alternative to traditional tax-exempt debt. During the twelve months ending May 31, 2010, taxable Build America Bond issuance was roughly $95.9 billion, accounting for more than 22% of new bonds issued in the municipal market. As a result, much of the traditional tax-exempt municipal issuance was heavily concentrated in shorter-dated securities — a factor that

2	Nuveen Investments

influenced the market’s performance as well as purchase decisions to varying degrees in all of the portfolios profiled in this report. Overall, $428 billion in new taxable and tax-exempt municipal bonds were issued in the twelve months ending May 31, 2010 — representing a 17% year-over-year increase.

Even as tax-exempt bond supply dropped because of the issuance of taxable Build America Bonds, demand remained strong. The market was becoming more concerned about government deficits and their potential to trigger tax increases, which would make tax-exempt bonds more attractive to investors than their taxable counterparts. As evidence of an improving economy mounted, lower-rated bonds benefited the most from investors’ growing optimism. Investors became more tolerant of credit risk, causing credit spreads to narrow throughout the past year — meaning that market participants were gradually demanding a smaller premium in exchange for buying riskier debt. In addition, historically low interest rates encouraged investors in search of additional income to favor riskier bonds offering higher yields.

What type of economic environment did the four states profiled in this report experience during the period?

According to Moody’s Economy.com, Florida’s recession was coming to an end and the stage was set for better economic performance. Other indications of improvement included a decline in initial unemployment insurance claims, improvement in industrial production, lower loan delinquency rates and improved consumer confidence. On the negative side, the housing market remained one of the nation’s hardest hit. More than 20% of the mortgage debt in Florida was delinquent or in default — the highest rate in the country — and supply of homes continued to far outstrip demand. At the end of May 2010, Florida’s unemployment rate was still very high at 11.7%, compared with 9.7% nationally, but it was down slightly from a March peak of 12.3%. Despite these factors, the state maintained a relatively high Aa1 credit rating from Moody’s and a AAA rating from Standard & Poor’s (S&P). During the twelve months ending May 31, 2010, Florida issued approximately $18.2 billion worth of municipal debt. This was an 11% increase compared with the prior twelve-month period, but slightly below the national increase of 17% during the same time span.

Maryland benefited from its historically strong fiscal management, well-educated workforce, favorable demographic trends and a diverse economy that weathered the recession better than most other states. Because of its proximity to Washington, D.C., Maryland is aided by federal government employment, which is a significant source of jobs and economic stability for the state. Professional/business services and education/health services are also significant employers in Maryland. In May 2010, Maryland’s jobless rate was a respectable 7.2% — a 0.3% improvement compared to the previous month. Despite the state’s economic strengths, Maryland, like the rest of the nation, faced significant financial challenges as well. Facing a $2 billion shortage in its budget for fiscal 2011, Maryland closed this gap with substantial budget cuts, job reductions and the use of various one-time measures. In addition, the state has implemented fiscal controls to provide increased financial stability going forward. Maryland issued $6.9 billion in new tax-exempt debt during the twelve months ending May 31, 2010, a 25% increase that was

Nuveen Investments	3

faster than the national growth in municipal bond issuance. At period end Maryland had Moody’s highest credit rating of Aaa and a AAA rating from S&P.

Pennsylvania’s economy continued to face substantial hardships but was moving out of recession, according to Moody’s Economy.com. The state benefited from several factors, including relatively affordable housing, a below-average cost of living and strong educational institutions. On the negative side, however, the state was hampered by aging infrastructure, sluggish population growth and a relatively high reliance on manufacturing jobs. Pennsylvania was beset by fiscal challenges as well. With the weak economy, revenue collections were below projections, which put pressure on the state’s budget. Unemployment in the Keystone State was 9.1% as of May 2010, slightly lower than the national average of 9.7%. At period end, Pennsylvania had Moody’s third-highest credit rating of Aa1 and a AA rating from S&P, respectively.

Virginia’s recession was less severe than that of many other states — and its economy appeared to be on a slow upswing. In May 2010, unemployment in the state was 7.1% — down from a peak of 7.3% in March and well below the national average. A number of factors were boosting Virginia’s economy, including rising house prices, improving income growth and better household balance sheets. The state’s manufacturing industry remained a source of strength despite falling employment in that sector, while the sluggish global economy weighed on Virginia’s ports and trade industry. Additionally, Virginia struggled with ongoing budget troubles, which prompted the state to raise fees and reduce funding for education, health care and public safety needs — changes that were expected to ripple through Virginia’s local communities. Despite its challenges, Virginia’s financial position was better than that of most states, and maintained a credit rating of Aaa and AAA from Moody’s and S&P, respectively.

How did the Funds perform during the twelve-month period?

The table on page five provides Class A Share total returns for the four Funds for the one-year, five-year and ten-year periods ending May 31, 2010. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the twelve-month period ending May 31, 2010, the Class A Shares at net asset value of all four Funds outperformed all of their respective performance measures by healthy margins. The factors determining the performance of each Fund are discussed later in this report.

4	Nuveen Investments

1	The Standard & Poor’s (S&P) Florida, Maryland, Pennsylvania and Virginia Municipal Bond Indexes are market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in their respective states. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. These indexes does not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 12, 12 and 10 funds for the one-year, five-year and ten-year periods, respectively, ended May 31, 2010. The Lipper Maryland Municipal Debt Funds Average had 35, 27 and 21 funds, the Lipper Pennsylvania Municipal Debt Funds Average had 58, 47 and 46 funds, and the Lipper Virginia Municipal Debt Funds Average had 30, 24 and 22 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

3	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index is not available for direct investment.

Class A Shares – Average Annual Total Returns as of 5/31/10

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund
A Shares at NAV	11.55%	2.91%	4.41%
A Shares at Offer	6.91%	2.04%	3.96%
Standard & Poor’s (S&P) Florida Municipal Bond Index[1]	9.88%	3.76%	5.59%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Maryland Municipal Bond Fund
A Shares at NAV	11.11%	3.99%	5.55%
A Shares at Offer	6.44%	3.11%	5.10%
Standard & Poor’s (S&P) Maryland Municipal Bond Index[1]	8.45%	4.40%	5.69%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Maryland Municipal Debt Funds Average[2]	10.37%	3.42%	4.89%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Pennsylvania Municipal Bond Fund
A Shares at NAV	10.25%	4.02%	5.70%
A Shares at Offer	5.59%	3.14%	5.25%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index[1]	8.85%	4.43%	5.91%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Pennsylvania Municipal Debt Funds Average[2]	10.12%	3.31%	4.97%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Virginia Municipal Bond Fund
A Shares at NAV	11.03%	4.00%	5.47%
A Shares at Offer	6.36%	3.12%	5.02%
Standard & Poor’s (S&P) Virginia Municipal Bond Index[1]	8.24%	4.27%	5.69%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Virginia Municipal Debt Funds Average[2]	9.97%	3.37%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

What strategies were used to manage the Funds? How did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions in each state.

Nuveen Florida Preference Municipal Bond Fund

The Florida Preference Fund performed very well during the twelve-month period ending May 31, 2010, outpacing the national municipal bond market, its Florida-specific S&P index and its Lipper peer group average. Generally speaking, the Fund was helped by our willingness to stick with a number of lower-rated bonds that had encountered difficulty in previous reporting periods when market conditions were unfavorable but in which we remained confident about their long-term prospects. Our patience was rewarded in the positive market environment of the past year, as these bonds gained in value and added to the Fund’s returns.

A number of specific factors contributed to our results. First, our positioning on the yield curve was helpful. Compared with the national municipal bond market, we had less exposure to shorter-maturity bonds and an added weighting in longer-dated issues. As long-term interest rates fell more than short-term rates during the past year, this positioning was very favorable to our performance.

The Fund’s credit-rating allocation also contributed to results. We benefited from having relatively greater allocations to BBB-rated and non-rated bonds, as well as smaller weightings in higher-quality AAA-rated and AA-rated debt. As we discussed, investors favored lower-rated, riskier bonds over their more conservative counterparts during the past year, and the Florida portfolio was positioned to take advantage of this trend.

Sector allocation was another positive factor. The Fund was overweighted in health care bonds, boosting performance as this sector gained ground. Also, we had limited exposure to the market’s most defensive sectors, especially pre-refunded bonds and tax-supported bonds. While almost all of our tactics worked out well for the Fund during the past year, our utilities holdings did not keep pace with other market groups, which modestly hampered results.

We made no new purchases for the Florida portfolio since the most recent semi-annual period. This was true for several reasons. First, we were comfortable with how the Fund was positioned going into the reporting period and felt there was limited need for major structural change. Second, for the first time in a while, we found no new purchase opportunities compelling enough to justify selling other positions we felt offered better future prospects. Finally, because the Fund experienced net outflows of assets during the past year, we concentrated on selling positions when necessary to generate cash to meet shareholder redemptions. Some of the cash we needed came from the proceeds of bond calls. When we sold bonds, we favored Florida securities over their non-Florida counterparts. As the Fund’s longtime shareholders know, in recent years we have diversified the portfolio to include a larger allocation to non-Florida investments, and we preserved those efforts by holding on to the non-Florida positions in the portfolio that we continued to like. Our sale activity was focused on bonds whose income and maturity characteristics have traditionally made them appealing to individual investors.

6	Nuveen Investments

Nuveen Maryland, Pennsylvania and Virginia Municipal Bond Funds

All three Funds enjoyed strong performance in absolute terms, as well as compared to their national and state municipal market benchmarks. Credit-quality positioning was a notable positive in all three cases. During the past year, as investors became increasingly comfortable with credit risk and as credit spreads narrowed, lower-rated bonds were the best-performing securities overall. To varying extents, all three Funds were overweighted in BBB-rated and non-rated bonds compared with the national municipal market. In addition, we had less exposure to highly rated AAA-rated and AA-rated bonds, which lagged the national market. Across the board, this positioning enhanced our relative performance, as we owned more of the bonds that did well and fewer of the ones that lagged.

Our duration positioning was also a positive for the Pennsylvania and Virginia Funds. Both portfolios were longer in duration than the national municipal market, enabling them to benefit to a greater extent from falling interest rates. The Maryland Fund’s duration was closer in line to the overall market, providing a minimal performance impact. All three of the Funds were helped by being overweighted in longer and intermediate bonds, which were the market’s best performers overall. Underweighting the shortest-duration bonds supported performance as well, although the Maryland Fund was hampered by its heightened allocation to shorter-intermediate bonds, which did not do as well as their longer duration counterparts.

Sector positioning had a positive influence on the Maryland and Virginia portfolios but little overall impact on the Pennsylvania Fund’s performance. Generally, sectors with significant amounts of lower-rated bonds did better than those with more higher-rated issuance — reflecting investors’ recent preference for riskier, higher-yielding securities. To varying degrees, all three Funds benefited from an underweighting in tax-backed bonds, as owning fewer of these defensive, weaker-performing bonds was helpful. In contrast, the Funds were overweighted in health care and housing bonds — sectors that performed relatively well and contributed to our performance.

Additionally, the Maryland and Virginia Funds profited from their allocations to corporate-backed industrial development bonds, while all three Funds were hampered by a slight overweighting in higher-education issues. The Virginia Fund also was helped by its healthy exposure to the strong-performing transportation sector. However, the Maryland and Pennsylvania Funds had less access to this group because of limited issuance within those states — a factor that weighed on returns relative to the national municipal market.

Our management strategy in all three Funds was shaped heavily by market conditions. With a steep yield curve — meaning that short-term bond yields were much lower than those on longer-dated bonds — and limited supply of long-dated securities, we felt that it made very little sense to actively sell existing portfolio holdings, as in most cases we would have to replace them with shorter-dated bonds providing lower prevailing yields. Because we felt the securities we already owned offered better long-term prospects, portfolio turnover tended to be low, and when we needed funds to buy new bonds, we generally used the proceeds of bond calls and maturities, as well as new investment inflows.

As we mentioned earlier, the supply of new municipal debt was relatively constrained across the country. This was especially true in the Maryland and Virginia municipal markets. Against this backdrop, our purchase strategy was simply to buy good bonds whenever we found opportunities to do so and when we felt they would enhance our

Nuveen Investments	7

portfolio-management objectives. In most cases, we bought bonds with maturities of 20 to 30 years offering coupon income of 5% or more, as we believed this level of income could provide added protection from rising interest rates and therefore do relatively well in up or down markets. Because the Maryland Fund’s duration was somewhat shorter than desired, we were particularly interested in buying longer bonds for this portfolio, although we were not always able to do so as often as we wished.

We were particularly active in adding health care bonds to all three portfolios. Health care issuers were among the few to be ineligible to participate in the federal Build America Bond program. As a result, the supply of health care bonds remained robust, and we were able to take advantage of Nuveen’s deep research resources in this sector to choose a number of attractively valued credits. Buying opportunities were more limited in other sectors and depended largely on availability. Purchases during the past year included transportation bonds for all three portfolios, higher-education bonds for the Maryland and Pennsylvania Funds, water/sewer bonds for the Pennsylvania Fund and housing bonds for the Virginia Fund.

With investment opportunities limited in all three states, we purchased several out-of-state bonds to remain fully invested and when we felt doing so was in our shareholders’ best interests. For all three Funds, we added some high-quality Massachusetts health care bonds that we felt offered good value. In addition, we believed these bonds were highly liquid, which would make them easier to sell once suitable in-state opportunities become available.

Dividend Information

The Florida Fund Class I Shares saw a dividend increase in May 2010. There were no changes to any of the other Florida shares classes during the past year. All share classes of the Maryland, Pennsylvania and Virginia Funds experienced a dividend increase in February 2010. In addition, the Class B Shares of the Maryland and Pennsylvania Funds and the Class C Shares of the Virginia Fund saw a dividend decrease in November 2009, the Class I Shares of the Maryland Fund saw a dividend increase in August 2009 and the Class B Shares of the Virginia Fund experienced a dividend reduction in August 2009, while the Class B Shares of the Virginia Fund had a dividend cut in May 2010.

Effective April 1, 2010, each Fund began declaring dividends from its tax-exempt net investment income daily. Each Fund will continue to pay such dividends monthly, and Fund shares will begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for more information.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2010, all four Funds had positive UNII balances, for both tax and financial reporting purposes.

8	Nuveen Investments

Nuveen Florida Preference Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Maryland Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Florida Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Florida municipal bond market. The Standard & Poor’s (S&P) Maryland Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	9

Nuveen Pennsylvania Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Virginia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. The Standard & Poor’s (S&P) Virginia Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLOTX	FLOBX	FLCTX	NMFLX
NAV	$9.56	$9.55	$9.54	$9.55
Latest Dividend[1]	$0.0365	$0.0310	$0.0325	$0.0385
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	11.55%	6.91%
5-Year	2.91%	2.04%
10-Year	4.41%	3.96%

B Shares	w/o CDSC	w/CDSC
1-Year	10.66%	6.66%
5-Year	2.13%	1.96%
10-Year	3.78%	3.78%

C Shares	NAV
1-Year	11.01%
5-Year	2.36%
10-Year	3.84%

I Shares	NAV
1-Year	11.78%
5-Year	3.10%
10-Year	4.61%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.58%	4.39%
30-Day Yield[2]	3.93%	—
SEC 30-Day Yield[2,3]	—	3.77%
Taxable-Equivalent Yield[3,4]	5.46%	5.24%

B Shares	NAV
Dividend Yield[2]	3.90%
30-Day Yield[2]	3.18%
Taxable-Equivalent Yield[4]	4.42%

C Shares	NAV
Dividend Yield[2]	4.09%
30-Day Yield[2]	3.38%
Taxable-Equivalent Yield[4]	4.69%

I Shares	NAV
Dividend Yield[2]	4.84%
SEC 30-Day Yield[2]	4.14%
Taxable-Equivalent Yield[4]	5.75%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	12.44%	7.70%
5-Year	2.77%	1.90%
10-Year	4.18%	3.74%

B Shares	w/o CDSC	w/CDSC
1-Year	11.66%	7.66%
5-Year	2.00%	1.83%
10-Year	3.55%	3.55%

C Shares	NAV
1-Year	11.90%
5-Year	2.21%
10-Year	3.61%

I Shares	NAV
1-Year	12.67%
5-Year	2.99%
10-Year	4.40%

Portfolio Statistics
Net Assets ($000)	$181,791
Average Effective Maturity on Securities (Years)	17.97
Average Duration	6.08

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	11

Fund Spotlight as of 5/31/10 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	29.6%
Health Care	17.4%
Utilities	15.8%
Transportation	9.3%
U.S. Guaranteed	7.6%
Consumer Staples	4.1%
Housing/Multifamily	4.1%
Other	12.1%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,041.80	$1,037.10	$1,039.30	$1,041.80	$1,020.79	$1,017.00	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.23	$8.08	$7.02	$3.21	$4.18	$8.00	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.59%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMDAX	NBMDX	NMDCX	NMMDX
NAV	$10.69	$10.70	$10.66	$10.70
Latest Dividend[1]	$0.0355	$0.0290	$0.0310	$0.0375
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0193	$0.0193	$0.0193	$0.0193
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	11.11%	6.44%
5-Year	3.99%	3.11%
10-Year	5.55%	5.10%

B Shares	w/o CDSC	w/CDSC
1-Year	10.31%	6.31%
5-Year	3.23%	3.05%
10-Year	4.92%	4.92%

C Shares	NAV
1-Year	10.57%
5-Year	3.42%
10-Year	4.97%

I Shares	NAV
1-Year	11.34%
5-Year	4.20%
10-Year	5.75%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.99%	3.82%
30-Day Yield[3]	3.18%	—
SEC 30-Day Yield[3,4]	—	3.04%
Taxable-Equivalent Yield[4,5]	4.65%	4.44%

B Shares	NAV
Dividend Yield[3]	3.25%
30-Day Yield[3]	2.42%
Taxable-Equivalent Yield[5]	3.54%

C Shares	NAV
Dividend Yield[3]	3.49%
30-Day Yield[3]	2.63%
Taxable-Equivalent Yield[5]	3.85%

I Shares	NAV
Dividend Yield[3]	4.21%
SEC 30-Day Yield[3]	3.38%
Taxable-Equivalent Yield[5]	4.94%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	11.23%	6.54%
5-Year	3.90%	3.01%
10-Year	5.30%	4.85%

B Shares	w/o CDSC	w/CDSC
1-Year	10.42%	6.42%
5-Year	3.13%	2.96%
10-Year	4.68%	4.68%

C Shares	NAV
1-Year	10.58%
5-Year	3.32%
10-Year	4.73%

I Shares	NAV
1-Year	11.57%
5-Year	4.12%
10-Year	5.52%

Portfolio Statistics
Net Assets ($000)	$181,460
Average Effective Maturity on Securities (Years)	16.79
Average Duration	5.70

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.86%
Class B	1.61%
Class C	1.41%
Class I	0.66%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for further information.

2	Paid December 4, 2009. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Nuveen Investments	13

Fund Spotlight as of 5/31/10 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	23.8%
Tax Obligation/General	14.6%
Tax Obligation/Limited	12.7%
U.S. Guaranteed	9.2%
Education and Civic Organizations	9.2%
Housing/Single Family	5.6%
Industrials	4.5%
Housing/Multifamily	4.5%
Long-Term Care	3.3%
Other	12.6%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,035.50	$1,032.70	$1,033.00	$1,036.60	$1,020.69	$1,016.95	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.31	$8.11	$7.10	$3.30	$4.28	$8.05	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FPNTX	FPMMX	FPMBX	NBPAX
NAV	$10.54	$10.54	$10.49	$10.50
Latest Dividend[1]	$0.0360	$0.0295	$0.0310	$0.0375
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	10.25%	5.59%
5-Year	4.02%	3.14%
10-Year	5.70%	5.25%

B Shares	w/o CDSC	w/CDSC
1-Year	9.34%	5.34%
5-Year	3.25%	3.07%
10-Year	5.07%	5.07%

C Shares	NAV
1-Year	9.61%
5-Year	3.45%
10-Year	5.12%

I Shares	NAV
1-Year	10.37%
5-Year	4.22%
10-Year	5.90%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.10%	3.93%
30-Day Yield[2]	3.50%	—
SEC 30-Day Yield[2,3]	—	3.36%
Taxable-Equivalent Yield[3,4]	5.01%	4.81%

B Shares	NAV
Dividend Yield[2]	3.36%
30-Day Yield[2]	2.78%
Taxable-Equivalent Yield[4]	3.98%

C Shares	NAV
Dividend Yield[2]	3.55%
30-Day Yield[2]	2.96%
Taxable-Equivalent Yield[4]	4.24%

I Shares	NAV
Dividend Yield[2]	4.29%
SEC 30-Day Yield[2]	3.70%
Taxable-Equivalent Yield[4]	5.30%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	10.82%	6.20%
5-Year	3.88%	2.98%
10-Year	5.45%	5.00%

B Shares	w/o CDSC	w/CDSC
1-Year	9.90%	5.90%
5-Year	3.11%	2.93%
10-Year	4.80%	4.80%

C Shares	NAV
1-Year	10.28%
5-Year	3.33%
10-Year	4.88%

I Shares	NAV
1-Year	10.94%
5-Year	4.10%
10-Year	5.66%

Portfolio Statistics
Net Assets ($000)	$274,929
Average Effective Maturity on Securities (Years)	17.47
Average Duration	6.19

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.64%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

Nuveen Investments	15

Fund Spotlight as of 5/31/10 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	19.8%
Tax Obligation/General	19.6%
Education and Civic Organizations	14.9%
U.S. Guaranteed	10.0%
Water and Sewer	8.9%
Tax Obligation/Limited	7.5%
Transportation	5.7%
Other	13.6%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,038.40	$1,034.60	$1,035.90	$1,039.50	$1,020.84	$1,017.10	$1,018.10	$1,021.84
Expenses Incurred During Period	$4.17	$7.96	$6.95	$3.15	$4.13	$7.90	$6.89	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FVATX	NFVBX	FVACX	NMVAX
NAV	$10.89	$10.86	$10.88	$10.85
Latest Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0390
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0180	$0.0180	$0.0180	$0.0180
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	11.03%	6.36%
5-Year	4.00%	3.12%
10-Year	5.47%	5.02%

B Shares	w/o CDSC	w/CDSC
1-Year	10.37%	6.37%
5-Year	3.26%	3.09%
10-Year	4.84%	4.84%

C Shares	NAV
1-Year	10.56%
5-Year	3.46%
10-Year	4.89%

I Shares	NAV
1-Year	11.38%
5-Year	4.22%
10-Year	5.67%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.13%	3.96%
30-Day Yield[3]	3.43%	—
SEC 30-Day Yield[3,4]	—	3.29%
Taxable-Equivalent Yield[4,5]	5.05%	4.85%

B Shares	NAV
Dividend Yield[3]	3.37%
30-Day Yield[3]	2.67%
Taxable-Equivalent Yield[5]	3.93%

C Shares	NAV
Dividend Yield[3]	3.58%
30-Day Yield[3]	2.88%
Taxable-Equivalent Yield[5]	4.24%

I Shares	NAV
Dividend Yield[3]	4.31%
SEC 30-Day Yield[3]	3.63%
Taxable-Equivalent Yield[5]	5.35%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	11.82%	7.16%
5-Year	3.84%	2.94%
10-Year	5.20%	4.75%

B Shares	w/o CDSC	w/CDSC
1-Year	10.94%	6.94%
5-Year	3.07%	2.90%
10-Year	4.57%	4.57%

C Shares	NAV
1-Year	11.13%
5-Year	3.27%
10-Year	4.63%

I Shares	NAV
1-Year	11.95%
5-Year	4.03%
10-Year	5.40%

Portfolio Statistics
Net Assets ($000)	$377,697
Average Effective Maturity on Securities (Years)	18.68
Average Duration	6.33

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for further information.

2	Paid December 4, 2009. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Nuveen Investments	17

Fund Spotlight as of 5/31/10 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	21.4%
Health Care	18.4%
Transportation	14.9%
Long-Term Care	6.8%
Housing/Single Family	6.1%
U.S. Guaranteed	6.0%
Water and Sewer	5.4%
Tax Obligation/General	4.6%
Education and Civic Organizations	4.0%
Other	12.4%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,044.60	$1,041.90	$1,042.70	$1,046.60	$1,020.89	$1,017.15	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.13	$7.94	$6.93	$3.11	$4.08	$7.85	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Preference Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2010

Nuveen Investments	19

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.1%

$1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	$720,360

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,243,056
2,370	Total Consumer Discretionary			1,963,416
	Consumer Staples – 4.1%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BBB	719,650

5,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	3,886,331

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	1,355,760

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,386,531
9,540	Total Consumer Staples			7,348,272
	Education and Civic Organizations – 0.9%

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa2	553,950

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	1,064,820
1,500	Total Education and Civic Organizations			1,618,770
	Health Care – 17.1%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	471,405
750	5.000%, 4/01/36	4/16 at 100.00	A–	707,415

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,032,760

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AAA	1,044,560

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,231,235
3,850	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AAA	3,919,801

5,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3	5,016,350

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,006,130

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,136,010

1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	1,067,690

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – NPFG Insured	11/10 at 100.00	A	1,750,385

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,640,036

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	12/11 at 101.00	BBB–	18,366
5,000	5.625%, 12/01/31	12/11 at 101.00	BBB–	4,320,850

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa2	$2,097,619

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,637,690

1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A2	1,030,090
31,850	Total Health Care			31,128,392
	Housing/Multifamily – 4.0%

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/10 at 100.00	AA+	3,505,180

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/10 at 100.00	N/R	1,115,602

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/10 at 100.00	N/R	989,250

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/10 at 100.00	N/R	989,250

735	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/10 at 100.00	N/R	735,096
7,350	Total Housing/Multifamily			7,334,378
	Housing/Single Family – 0.2%

350	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	359,783
	Long-Term Care – 3.0%

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	A–	2,841,810

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,133,887
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,464,011
5,695	Total Long-Term Care			5,439,708
	Materials – 2.2%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	1,034,670

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	2,874,390
4,000	Total Materials			3,909,060
	Tax Obligation/General – 0.8%

1,280	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	1,465,843
	Tax Obligation/Limited – 29.1%

1,820	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	995,613

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	514,795

Nuveen Investments	21

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	$441,788

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	937,560

1,095	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	939,992

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	2,267,715

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	A	5,969,700

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,104,114

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	1,073,066
1,710	5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	A	1,851,229
1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	A	1,994,236

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,749,270

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	Aa2	2,146,700

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/10 at 102.00	Aa3	3,867,874

3,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 – AMBAC Insured	10/10 at 101.00	N/R	3,632,467

1,910	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,694,418

4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	4,221,480

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	Aa2	1,482,768

2,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AAA	2,246,340

975	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	404,303

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	A+	2,119,290

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	991,129

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	817,630

975	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	877,334

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 – AGM Insured	12/14 at 100.00	Aa3	3,027,492
3,065	5.000%, 12/01/26 – AGM Insured	12/14 at 100.00	Aa3	3,163,478

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	369,614
52,240	Total Tax Obligation/Limited			52,901,395

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 9.1%

$3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+		$2,993,250

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	D		322,020

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA		1,050,430

1,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 – NPFG Insured	7/10 at 100.00	A		1,000,080

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
3,745	0.000%, 10/01/31 – AGC Insured	No Opt. Call	AAA		1,084,964
10,000	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AAA		1,600,900

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A		4,094,960

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AAA		2,154,260

3,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AAA		2,282,970
29,745	Total Transportation				16,583,834
	U.S. Guaranteed – 7.4% (4)

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA		427,138

1,000	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		1,177,160

	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
4,545	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2	(4)	4,749,616
455	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2	(4)	475,484

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,634,638

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,152,046
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	336,489
935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,066,498
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	313,676

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	8/10 at 100.00	AAA		177,857
12,245	Total U.S. Guaranteed				13,510,602
	Utilities – 15.5%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+		1,083,340

2,000	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	8/10 at 100.00	BB+		1,956,740

500	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A, 5.600%, 10/01/30 (Alternative Minimum Tax)	8/10 at 100.00	BB+		472,155

1,005	JEA, Florida, Electric System Revenue Bonds, Series 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AAA		1,025,271

Nuveen Investments	23

Portfolio of Investments

Nuveen Florida Preference Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,270	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	A	$1,323,531

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3	2,402,156

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/10 at 100.00	BB+	999,940

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	2,775,900

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,073,910

500	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1	538,415

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,051,170

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA	6,934,077

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	672,731

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,065,410

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	Aa1	1,049,580

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,911,791

920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	878,885
28,470	Total Utilities			28,215,002
	Water and Sewer – 3.8%

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,056,700

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	1,007,270

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,045,420

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	Aa3	2,713,824

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AAA	1,045,680
6,700	Total Water and Sewer			6,868,894
$193,335	Total Investments (cost $174,224,955) – 98.3%			178,647,349
	Other Assets Less Liabilities – 1.7%			3,143,649
	Net Assets – 100%			$181,790,998

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.7%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	Baa3	$849,588
10	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	9,113
4,105	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	3,351,157

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	32,058

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	732,700
5,995	Total Consumer Discretionary			4,974,616
	Consumer Staples – 2.8%

3,390	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	3,327,657

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	106,618

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note-Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,669,605
5,015	Total Consumer Staples			5,103,880
	Education and Civic Organizations – 8.8%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,015,820

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BBB–	586,769

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	648,290

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	N/R	1,021,444
725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	N/R	755,660

255	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	258,728

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/10 at 100.00	BBB–	499,965

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	7/10 at 100.00	BBB–	665,200
1,000	5.300%, 7/01/28	7/10 at 100.00	BBB–	971,630

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/11 at 101.00	AAA	254,110
500	5.250%, 7/01/30 – AGM Insured	1/11 at 101.00	AAA	507,305

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	628,056

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,776,126

815	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 5.500%, 5/01/20	5/15 at 100.00	N/R	809,434

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	875,685

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	589,650

Nuveen Investments	25

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	$1,768,815

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,219,449

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,076,863
15,670	Total Education and Civic Organizations			15,928,999
	Energy – 0.2%
400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	368,300
	Health Care – 22.7%

1,100	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	1,110,582

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	910,904

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	679,550

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,271,860

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,006,490

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A2	841,361

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20	7/12 at 100.00	A3	518,025
1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,525,560

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	707,339

2,285	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,863,189

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	891,034

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	757,312

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A+	750,120

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	6/10 at 101.00	A+	2,023,820

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,746,087

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AAA	797,405

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	873,928

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,317,141

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	582,168
440	5.500%, 7/01/42	7/17 at 100.00	BBB	427,711

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	$1,064,805

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	809,616

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,406,812
900	5.000%, 7/01/40	7/15 at 100.00	A3	897,183

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A	758,514

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	504,390

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,054,080

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,509,990
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,395,120

1,935	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	A	1,938,947

1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,534,035

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,026,260

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,659,406

300	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14 (5)	7/10 at 100.00	B3	273,945

795	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – NPFG Insured	7/10 at 100.00	A	798,967
41,135	Total Health Care			41,233,656
	Housing/Multifamily – 4.3%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/10 at 100.50	Aa2	500,780

1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	7/10 at 100.00	Aa2	1,000,980

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	6/10 at 101.00	Aa2	1,001,850

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	75,665

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,425,810

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	566,574

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	540,884

Nuveen Investments	27

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/10 at 100.00	Aaa	$1,420,412

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/10 at 100.00	Aa2	200,286

1,000	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, University Landing Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)	9/10 at 101.00	AAA	1,016,880
7,890	Total Housing/Multifamily			7,750,121
	Housing/Single Family – 5.3%

1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,781,903

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,204,441

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,512,255

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	988,340

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	878,416

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	777,605

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,104,851

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,206,576

225	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	221,711
9,620	Total Housing/Single Family			9,676,098
	Industrials – 4.3%

2,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	2,924,805

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,397,539

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/10 at 100.00	BBB	500,855
7,715	Total Industrials			7,823,199
	Long-Term Care – 3.2%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,052,844

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
$500	5.500%, 1/01/19 – RAAI Insured	7/10 at 100.50	BB–	$465,575
500	5.625%, 1/01/25 – RAAI Insured	7/10 at 100.50	BB–	438,650

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	978,557

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,784,063
6,200	Total Long-Term Care			5,719,689
	Materials – 0.8%
1,500	Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales Company, Series 1984B, 6.500%, 10/01/11	10/10 at 100.00	A	1,504,215
	Tax Obligation/General – 13.9%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	483,155

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	460,156

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25	6/11 at 101.00	AAA	1,026,750

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	461,640

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	349,407

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,719,195

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,631,698

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,100,492

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,072,840

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18	10/13 at 100.00	AAA	2,222,920

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	2,676,450

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	582,030

1,230	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	1,431,794
22,065	Total Tax Obligation/General			25,218,527
	Tax Obligation/Limited – 12.1%

200	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	203,084

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/10 at 100.00	A	1,211,184

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	184,176

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
310	5.600%, 7/01/20 – RAAI Insured	7/10 at 102.00	N/R	310,164
115	5.700%, 7/01/29 – RAAI Insured	7/10 at 102.00	N/R	110,472

Nuveen Investments	29

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R		$400,185

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – NPFG Insured	6/10 at 101.00	Baa1		1,123,664

830	Maryland Department of Transportation, Certificates of Participation, Mass Transit Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)	10/10 at 101.00	AA+		841,653

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA		2,077,093

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19	6/12 at 100.50	AAA		1,012,268

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+		469,453
650	5.000%, 9/15/16	9/12 at 100.00	AA+		705,621

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+		1,671,146

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA		1,570,445

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A2		501,510

500	New Baltimore City Board of School Commissioners, Maryland, School System Revenue Bonds, Series 2000, 5.125%, 11/01/15	11/10 at 100.00	AA+		510,160

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+		1,105,920

2,000	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R		1,744,200

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	A3		730,206

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AAA		1,054,190

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,627,560

1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+		1,350,076

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		458,555

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A		1,011,300
27,470	Total Tax Obligation/Limited				21,984,285
	Transportation – 0.8%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,070,830

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/10 at 100.00	CCC+		395,935
1,500	Total Transportation				1,466,765
	U.S. Guaranteed – 8.8% (4)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,366,038

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	989,828

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,389,313

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
$240	5.600%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	N/R	(4)	$245,969
95	5.700%, 7/01/29 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	N/R	(4)	97,371

1,185	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AAA		1,269,313

1,000	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,079,610

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:
755	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	811,912
535	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	575,328

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	1,860,226

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(4)	600,810

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)	6/11 at 100.00	Baa1	(4)	656,425

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	554,430

1,240	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,443,186

1,175	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		1,207,559

245	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		246,208

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	1,545,405
14,595	Total U.S. Guaranteed				15,938,931
	Utilities – 2.2%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	A3		2,870,950

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/10 at 100.00	N/R		1,060,424
3,560	Total Utilities				3,931,374
	Water and Sewer – 2.5%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–		534,640
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–		1,123,826

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA		907,198

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AMBAC Insured	7/17 at 100.00	AAA		1,097,070

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		798,676
4,135	Total Water and Sewer				4,461,410
$174,465	Total Investments (cost $167,999,862) – 95.4%				173,084,065
	Other Assets Less Liabilities – 4.6%				8,376,064
	Net Assets – 100%				$181,460,129

Nuveen Investments	31

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2010

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$68,640
	Education and Civic Organizations – 14.6%

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,262,483

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,544,425

	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998:
1,300	5.600%, 10/15/18	10/10 at 100.00	BB+	1,295,619
550	5.625%, 10/15/27	10/10 at 100.00	BB+	511,627

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,346,090

1,200	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A	1,188,996

	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 1998A:
2,400	5.375%, 10/01/18	8/10 at 100.00	BBB	2,401,896
1,815	5.375%, 10/01/26	10/10 at 100.00	BBB	1,815,236

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	803,933

925	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/11 at 100.00	BBB	984,829

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1	851,360
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A1	348,992

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,079,360

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,015,820

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	345,000

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,296,038

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,826,700

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	N/R	1,401,000

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
530	5.250%, 4/01/30	4/20 at 100.00	BBB+	534,420
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	224,396

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,609,275

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	157,192

Nuveen Investments	33

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	$3,214,434

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	703,796

1,280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A+	1,315,904

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	1,120,313

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	1,020,030

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,808,171

2,250	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	2,325,330

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,031,170

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,258,688

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	542,490
39,935	Total Education and Civic Organizations			40,185,013
	Health Care – 19.4%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Baa3	3,387,537

2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	2,050,680

2,500	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 1997B, 5.375%, 5/15/27	11/10 at 100.00	AA–	2,501,500

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	BBB+	4,627,450

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	BBB+	1,832,740

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,015,720

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	766,478

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AAA	2,847,749

	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	BBB+	1,522,425
1,610	5.750%, 7/01/39	7/19 at 100.00	BBB+	1,640,703

1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,534,035

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	805,266

1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A1	1,083,390

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,775,874

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	$6,621,539

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	8/10 at 100.00	BBB	3,000,960

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
1,265	5.250%, 7/01/10	No Opt. Call	N/R	1,265,835
50	5.500%, 7/01/18	7/10 at 100.00	N/R	48,444
1,000	5.625%, 7/01/24	7/10 at 100.00	N/R	905,580

510	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.999%, 12/01/31 – AMBAC Insured	12/17 at 100.00	A+	333,413

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,580,195

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	373,274
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	259,884
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	862,820

1,155	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A1	1,265,245

2,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A1	1,990,660

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30 (WI/DD, Settling 6/01/10)	7/20 at 100.00	A3	421,035
53,997	Total Health Care			53,320,431
	Housing/Multifamily – 1.8%

595	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	616,497

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (WI/DD, Settling 6/01/10)	No Opt. Call	BBB–	656,819

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,434,010

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,657,296

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	204,223

415	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	428,878
5,265	Total Housing/Multifamily			4,997,723
	Housing/Single Family – 3.8%

1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,510,170

1,620	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,627,387

Nuveen Investments	35

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	$1,984,980

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,322,693

385	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	375,479

2,760	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-103-C, 5.400%, 10/01/33	10/17 at 100.00	AA+	2,889,085

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/10 at 100.00	AAA	766,063
10,345	Total Housing/Single Family			10,475,857
	Industrials – 0.4%

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,056,340
	Long-Term Care – 3.9%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	464,831
840	5.750%, 1/01/37	1/17 at 100.00	N/R	690,606

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	908,490
630	5.000%, 1/01/36	1/17 at 100.00	N/R	536,439

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	509,235

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	626,075

2,620	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	2,272,929

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	951,190

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	8/10 at 100.00	BB	2,274,426

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	Baa1	1,583,934
11,650	Total Long-Term Care			10,818,155
	Materials – 0.4%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	558,751

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	462,154
1,000	Total Materials			1,020,905
	Tax Obligation/General – 19.2%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AAA	1,303,400

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series of 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,032,480

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A	$5,664,907

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	463,243

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,485,375

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	AA–	1,067,316

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	A	634,593

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A	2,575,853

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	A	1,987,090

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series, 5.000%, 11/15/37	5/18 at 100.00	Aa3	1,561,935

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,150,500

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,130,664

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AAA	5,060,900

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	3,898,200

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa2	3,244,950

2,585	Pine-Richland School District, Pennsylvania, School Improvement General Obligation Bonds, Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AAA	2,648,255

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AAA	1,757,952

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,545,050

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,230,620

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	A	361,407

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	7,085,359

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,998,600
55,715	Total Tax Obligation/General			52,888,649
	Tax Obligation/Limited – 7.4%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,527,195

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/11 at 100.00	Baa1	970,490

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,012,420

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,607,300

Nuveen Investments	37

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AAA		$1,503,008

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AAA		1,424,657

1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A1		1,353,775

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A1		1,034,960

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A		5,197,800

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		458,555

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A		1,085,420
19,300	Total Tax Obligation/Limited				20,175,580
	Transportation – 5.6%

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		2,932,901

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AAA		1,521,980

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A		1,973,302

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R		4,795,490

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,738,640

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,987,660

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1		321,479
17,085	Total Transportation				15,271,452
	U.S. Guaranteed – 9.8% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,879,158

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+	(4)	4,942,800

1,000	Allegheny County Redevelopment Authority, Pennsylvania, Tax Increment Finance Bonds, Waterfront Project, Series 2000A, 6.300%, 12/15/18 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(4)	1,042,390

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AAA		98,252

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	8/10 at 100.00	A	(4)	3,294,800

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	8/10 at 100.00	Aaa		1,525,247

5,530	Delaware County Authority, Pennsylvania, Student Housing Revenue Bonds, Collegiate Housing Foundation – Eastern College, Series 2000A, 8.250%, 7/01/29 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(4)	5,671,014

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA		$1,019,043

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	283,208
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	511,922

845	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa		1,048,949

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	1,850,049
2,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	2,864,295

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	301,574

540	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14	No Opt. Call	AAA		668,525
24,655	Total U.S. Guaranteed				27,001,226
	Utilities – 3.2%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB		1,969,669

3,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/10 at 100.00	BB+		3,000,000

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A		1,350,541

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12)	No Opt. Call	A3		1,060,800

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AAA		325,830

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AAA		1,080,290
8,535	Total Utilities				8,787,130
	Water and Sewer – 8.7%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A		1,037,580

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AAA		205,387

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		5,055,450

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AAA		3,077,310

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AAA		1,944,494

3,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A1		3,005,700

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		3,047,280

Nuveen Investments	39

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	$950,427

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,308,888

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,198,015

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AAA	3,063,030
23,400	Total Water and Sewer			23,893,561
$271,947	Total Investments (cost $260,396,376) – 98.2%			269,960,662
	Other Assets Less Liabilities – 1.8%			4,968,170
	Net Assets – 100%			$274,928,832

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.4%

$19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	$12,825,309
	Education and Civic Organizations – 3.9%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,015,820

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
600	4.375%, 10/01/13	No Opt. Call	A2	629,184
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,151,072

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	295,443

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	795,592

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,695,120

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	4,775,670

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/10 at 100.00	N/R	1,249,900
14,085	Total Education and Civic Organizations			14,607,801
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	460,375
	Health Care – 17.8%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,529,545

4,250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	4,212,175

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,184,590

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	436,720

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,718,525

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,377,998

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 –NPFG Insured	No Opt. Call	A	3,634,508

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	3,161,618

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,942,174

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	2,332,742

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,602,105

2,000	Medical College of Virginia Hospital Authority, General Revenue Bonds, Series 1998, 5.125%, 7/01/23 – NPFG Insured	7/10 at 100.00	A+	2,000,600

Nuveen Investments	41

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	$1,659,406

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	2,892,306

4,925	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2003B, 0.700%, 7/01/33 – AMBAC Insured (5)	No Opt. Call	A+	4,368,377

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	A3	3,141,597
1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,488,644
3,360	5.250%, 6/15/37	6/16 at 100.00	A3	3,370,248

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Refunding Sentara Healthcare, Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,503,778

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	994,080
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,728,447

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,728,650

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,043,142

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,220,654

980	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	992,907
66,280	Total Health Care			67,265,536
	Housing/Multifamily – 3.1%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/10 at 102.00	AAA	1,134,669

885	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	11/10 at 100.00	Aaa	893,496

940	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aa2	966,705

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:
680	6.875%, 6/01/20	6/10 at 101.00	N/R	683,080
1,910	7.000%, 6/01/30	6/10 at 101.00	N/R	1,905,913

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/10 at 100.00	AA+	1,201,368

1,000	Lynchburg Redevelopment and Housing Authority, Virginia, Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)	10/10 at 102.00	AAA	1,020,890

2,810	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,744,527

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/10 at 100.00	AA+	610,470

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010F, 5.000%, 4/01/45	10/19 at 100.00	AA+	$605,760
11,740	Total Housing/Multifamily			11,766,878
	Housing/Single Family – 5.9%

750	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	739,035

3,820	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	3,856,901

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,344,920

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,562,278

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,301,314

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,351,864
22,325	Total Housing/Single Family			22,156,312
	Industrials – 1.2%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,048,960

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	8/10 at 100.00	BBB	2,001,580

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	10/10 at 100.00	BBB+	500,200
4,500	Total Industrials			4,550,740
	Long-Term Care – 6.5%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,973,580
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,406,825

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	N/R	3,773,652
3,000	5.125%, 10/01/42	10/17 at 100.00	N/R	2,932,590

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	BBB+	1,023,720

500	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Multifamily Housing Revenue Refunding Bonds, Paul Spring Retirement Center, Series 1996A, 6.000%, 12/15/28	6/10 at 100.00	AA+	500,505

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/10 at 101.00	AAA	3,711,106

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,322,325
3,500	5.000%, 10/01/35	No Opt. Call	BBB–	3,316,915

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,675,583
25,785	Total Long-Term Care			24,636,801

Nuveen Investments	43

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 0.6%

$2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/10 at 100.00	Ba3	$2,351,900
	Tax Obligation/General – 4.5%

2,500	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AAA	2,577,050

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,123,880

1,000	Harrisonburg, Virginia, General Obligation Public Recreational Facility Revenue Bonds, Series 2000, 5.750%, 12/01/29 – AGM Insured	12/10 at 102.00	AAA	1,047,850

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24	12/16 at 100.00	AAA	5,799

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	392,610

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23	3/11 at 102.00	Aa3	1,056,570

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,325,740

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	Aa2	2,289,940

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 – NPFG Insured	2/16 at 100.00	AA	1,648,065

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17	10/12 at 101.00	AA	1,108,410

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA	1,259,961

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20	6/11 at 101.00	AAA	1,057,160
15,465	Total Tax Obligation/General			16,893,035
	Tax Obligation/Limited – 20.7%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	623,274
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	478,358

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	987,040

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,081,150

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A	1,191,239

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,235,481

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,679,160

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2004, 5.000%, 4/01/33 – NPFG Insured	4/14 at 100.00	AA+	2,069,380

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	2,986,920

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – AGM Insured	4/14 at 100.00	AAA	2,075,228

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
$3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A	$4,274,493
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	1,180,421
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A	2,988,508
1,770	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	1,812,728

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,147,179
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,714,261

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA	1,284,961
1,210	5.000%, 7/15/18	7/15 at 100.00	AA	1,332,404

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,994,394

135	Loudoun County, Virginia, Certificates of Participation, Series 1990E, 7.200%, 10/01/10 – AMBAC Insured	No Opt. Call	N/R	137,537

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,853,173

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	909,312

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 –AGM Insured	2/17 at 100.00	AAA	3,801,642

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/10 at 101.00	AA+	691,139

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	954,260

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,182,148
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,062,109

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	3,100,890
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	5,197,800

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	A3	483,400

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	A3	135,976
480	5.250%, 7/01/36	7/12 at 100.00	A3	481,858

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	764,258

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	1,627,740

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,699,779

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	N/R	2,044,660

Nuveen Investments	45

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	$2,621,322

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A	1,011,300

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,065,123

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,200,643

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16	8/11 at 101.00	AA+	1,064,080

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,553,705

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
735	5.000%, 5/01/20	5/11 at 101.00	AA	767,744
280	5.000%, 5/01/21	5/11 at 101.00	AA	292,474

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,693,335

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,545,615
78,375	Total Tax Obligation/Limited			78,079,601
	Transportation – 14.4%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AAA	2,439,337
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AAA	2,839,671

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AAA	7,023,515

1,100	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/10 at 100.50	Baa1	1,112,749

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,070,830

3,025	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,138,982

13,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AAA	2,753,270

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – NPFG Insured	10/11 at 101.00	AA–	1,508,763
1,250	5.000%, 10/01/31 – NPFG Insured	10/11 at 101.00	AA–	1,269,775

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,101,250
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,508,975

3,000	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Series 2009C, 5.625%, 10/01/39	10/18 at 100.00	AA–	3,228,060

5,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AAA	3,667,250

3,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,954,755

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A		$3,017,400

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A		2,623,650

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/10 at 100.00	CCC+		1,385,773

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A		1,916,823

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A		1,612,651

940	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3		980,420

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,084,769

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2		1,025,830
66,130	Total Transportation				54,264,498
	U.S. Guaranteed – 5.7% (4)

1,500	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	N/R	(4)	1,542,345

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AAA		867,593

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(4)	94,823

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	1,609,921

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
500	5.500%, 10/01/32 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		513,855
1,500	5.500%, 10/01/40 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		1,541,565

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	397,543
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	1,437,691

295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		296,454

1,315	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2	(4)	1,395,281

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
790	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		814,079
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,734,413

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	2,060,540

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,143,560

Nuveen Investments	47

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
$915	5.000%, 5/01/20 (Pre-refunded 5/01/11)	5/11 at 101.00	AA	(4)	$963,989
340	5.000%, 5/01/21 (Pre-refunded 5/01/11)	5/11 at 101.00	AA	(4)	358,204
20,250	Total U.S. Guaranteed				21,771,856
	Utilities – 3.6%

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 – NPFG Insured	7/13 at 100.00	A		1,141,314
2,000	5.250%, 7/15/23 – NPFG Insured	7/13 at 100.00	A		2,056,120

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		2,996,130

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,234,900

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,024,140

2,000	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A, 5.000%, 1/15/40	1/19 at 100.00	AA		2,112,500
13,115	Total Utilities				13,565,104
	Water and Sewer – 5.2%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA		123,750
800	5.000%, 4/01/27	4/12 at 100.00	AAA		833,368

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AAA		1,646,435

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AAA		1,112,623

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA		3,031,440

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA		2,470,150

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA		1,795,080

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – AGM Insured	11/10 at 100.00	AAA		1,406,664

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		1,597,353

750	Virginia Beach, Virginia, Storm Water Utility Revenue Bonds, Series 2000, 6.000%, 9/01/20	9/10 at 101.00	Aa2		767,550

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	AA		2,622,321

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA		1,075,910

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2		1,188,300
18,690	Total Water and Sewer				19,670,944
$378,960	Total Investments (cost $357,325,577) – 96.6%				364,866,690
	Other Assets Less Liabilities – 3.4%				12,830,731
	Net Assets – 100%				$377,697,421

48	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Assets and Liabilities

May 31, 2010

	Florida Preference	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $174,224,955, $167,999,862, $260,396,376 and $357,325,577, respectively)	$178,647,349	$173,084,065	$269,960,662	$364,866,690
Cash	411,380	4,724,648	2,805,750	6,014,781
Receivables:
Interest	2,903,633	2,954,627	3,944,342	6,118,722
Investments sold	445,000	1,016,372	—	1,575,300
Shares sold	62,136	403,510	177,506	372,350
Other assets	32,563	264	415	17,230
Total assets	182,502,061	182,183,486	276,888,675	378,965,073
Liabilities
Payables:
Dividends	322,052	271,356	511,598	661,493
Investments purchased	—	202,500	1,066,368	—
Shares redeemed	175,390	60,272	130,771	254,238
Accrued expenses:
Management fees	82,320	81,449	123,335	167,289
12b-1 distribution and service fees	33,123	38,580	43,732	64,629
Other	98,178	69,200	84,039	120,003
Total liabilities	711,063	723,357	1,959,843	1,267,652
Net assets	$181,790,998	$181,460,129	$274,928,832	$377,697,421
Class A Shares
Net assets	$110,331,467	$77,430,285	$95,603,201	$178,139,619
Shares outstanding	11,542,690	7,244,848	9,074,350	16,350,824
Net asset value per share	$9.56	$10.69	$10.54	$10.89
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.98	$11.16	$11.00	$11.37
Class B Shares
Net assets	$4,150,179	$3,699,703	$3,638,972	$6,710,146
Shares outstanding	434,402	345,895	345,296	618,105
Net asset value and offering price per share	$9.55	$10.70	$10.54	$10.86
Class C Shares
Net assets	$17,241,238	$35,664,651	$38,945,462	$45,813,852
Shares outstanding	1,808,114	3,346,684	3,712,902	4,210,928
Net asset value and offering price per share	$9.54	$10.66	$10.49	$10.88
Class I Shares
Net assets	$50,068,114	$64,665,490	$136,741,197	$147,033,804
Shares outstanding	5,240,084	6,042,465	13,025,501	13,552,783
Net asset value and offering price per share	$9.55	$10.70	$10.50	$10.85
Net Assets Consist of:
Capital paid-in	$202,567,862	$176,057,306	$265,638,869	$368,886,035
Undistributed (Over-distribution of) net investment income	276,968	381,498	791,157	1,152,110
Accumulated net realized gain (loss)	(25,476,226)	(62,878)	(1,065,480)	118,163
Net unrealized appreciation (depreciation)	4,422,394	5,084,203	9,564,286	7,541,113
Net assets	$181,790,998	$181,460,129	$274,928,832	$377,697,421
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Operations

Year Ended May 31, 2010

	Florida Preference	Maryland	Pennsylvania	Virginia
Investment Income	$10,382,439	$8,197,513	$13,284,872	$17,797,983
Expenses
Management fees	1,004,386	897,548	1,382,484	1,877,295
12b-1 service fees – Class A	225,904	142,536	175,218	338,373
12b-1 distribution and service fees – Class B	51,852	45,050	39,984	75,818
12b-1 distribution and service fees – Class C	132,594	230,221	265,433	305,298
Shareholders’ servicing agent fees and expenses	88,840	78,307	111,302	149,322
Custodian’s fees and expenses	39,755	38,527	52,123	68,830
Trustees’ fees and expenses	4,514	4,078	6,300	8,657
Professional fees	20,379	20,325	23,567	26,499
Shareholders’ reports – printing and mailing expenses	30,990	29,408	37,330	49,515
Federal and state registration fees	6,083	11,686	10,559	10,001
Other expenses	10,428	10,018	12,475	16,825
Total expenses before custodian fee credit	1,615,725	1,507,704	2,116,775	2,926,433
Custodian fee credit	(424)	(2,896)	(2,808)	(3,460)
Net expenses	1,615,301	1,504,808	2,113,967	2,922,973
Net investment income	8,767,138	6,692,705	11,170,905	14,875,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,752,621)	(17,840)	64,397	540,763
Change in net unrealized appreciation (depreciation) of investments	17,569,833	10,487,742	13,560,246	21,608,846
Net realized and unrealized gain (loss)	11,817,212	10,469,902	13,624,643	22,149,609
Net increase (decrease) in net assets from operations	$20,584,350	$17,162,607	$24,795,548	$37,024,619

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets

	Florida Preference		Maryland
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$8,767,138	$10,322,753	$6,692,705	$6,224,638
Net realized gain (loss) from:
Investments	(5,752,621)	(8,740,530)	(17,840)	(79,835)
Forward swaps	—	139,595	—	—
Futures contracts	—	—	—	520,523
Change in net unrealized appreciation (depreciation) of:
Investments	17,569,833	(13,712,973)	10,487,742	(5,206,998)
Forward swaps	—	(127,007)	—	—
Net increase (decrease) in net assets from operations	20,584,350	(12,118,162)	17,162,607	1,458,328
Distributions to Shareholders
From net investment income:
Class A	(5,272,534)	(5,852,816)	(2,855,988)	(2,561,140)
Class B	(215,477)	(321,739)	(153,912)	(233,531)
Class C	(735,757)	(731,351)	(1,078,191)	(836,101)
Class I	(2,495,136)	(2,975,573)	(2,546,673)	(2,391,666)
From accumulated net realized gains:
Class A	—	—	(130,359)	—
Class B	—	—	(8,927)	—
Class C	—	—	(56,594)	—
Class I	—	—	(110,541)	—
Decrease in net assets from distributions to shareholders	(8,718,904)	(9,881,479)	(6,941,185)	(6,022,438)
Fund Share Transactions
Proceeds from sale of shares	12,486,770	11,474,972	42,406,114	24,704,777
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,587,053	4,792,867	3,899,557	3,470,450
	17,073,823	16,267,839	46,305,671	28,175,227
Cost of shares redeemed	(34,991,885)	(56,983,646)	(23,415,441)	(32,873,246)
Net increase (decrease) in net assets from Fund share transactions	(17,918,062)	(40,715,807)	22,890,230	(4,698,019)
Net increase (decrease) in net assets	(6,052,616)	(62,715,448)	33,111,652	(9,262,129)
Net assets at the beginning of year	187,843,614	250,559,062	148,348,477	157,610,606
Net assets at the end of year	$181,790,998	$187,843,614	$181,460,129	$148,348,477
Undistributed (Over-distribution of) net investment income at the end of year	$276,968	$246,635	$381,498	$324,503

See accompanying notes to financial statements.

52	Nuveen Investments

	Pennsylvania		Virginia
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$11,170,905	$10,194,221	$14,875,010	$15,128,446
Net realized gain (loss) from:
Investments	64,397	(496,395)	540,763	(208,036)
Forward swaps	—	—	—	—
Futures	—	299,034	—	144,996
Change in net unrealized appreciation (depreciation) of:
Investments	13,560,246	(6,764,293)	21,608,846	(16,175,259)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	24,795,548	3,232,567	37,024,619	(1,109,853)
Distributions to Shareholders
From net investment income:
Class A	(3,616,476)	(3,067,252)	(7,172,625)	(6,595,732)
Class B	(141,044)	(183,748)	(279,653)	(368,526)
Class C	(1,281,816)	(1,103,138)	(1,514,091)	(1,292,359)
Class I	(5,687,313)	(5,349,566)	(6,089,720)	(6,022,057)
From accumulated net realized gains:
Class A	—	—	(140,469)	(259,285)
Class B	—	—	(6,811)	(18,540)
Class C	—	—	(34,040)	(59,832)
Class I	—	—	(117,760)	(237,708)
Decrease in net assets from distributions to shareholders	(10,726,649)	(9,703,704)	(15,355,169)	(14,854,039)
Fund Share Transactions
Proceeds from sale of shares	57,353,514	62,756,004	74,769,641	89,666,421
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,784,676	4,168,269	7,452,140	6,781,215
	62,138,190	66,924,273	82,221,781	96,447,636
Cost of shares redeemed	(37,485,164)	(62,390,171)	(60,189,668)	(128,497,237)
Net increase (decrease) in net assets from Fund share transactions	24,653,026	4,534,102	22,032,113	(32,049,601)
Net increase (decrease) in net assets	38,721,925	(1,937,035)	43,701,563	(48,013,493)
Net assets at the beginning of year	236,206,907	238,143,942	333,995,858	382,009,351
Net assets at the end of year	$274,928,832	$236,206,907	$377,697,421	$333,995,858
Undistributed (Over-distribution of) net investment income at the end of year	$791,157	$350,074	$1,152,110	$1,335,595

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (“Florida Preference”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and with the exception of Florida Preference, its respective state personal income tax. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield,” “high-risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, Pennsylvania had outstanding when-issued/delayed delivery purchase commitments of $1,066,368. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

54	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period June 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their tax-exempt net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2010, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	55

Notes to Financial Statements (continued)

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2010.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

56	Nuveen Investments

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period June 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,  credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2010:

Florida Preference	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$178,647,349	$—	$178,647,349

Maryland	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$172,810,120	$273,945	$173,084,065

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$269,960,662	$—	$269,960,662

Virginia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$360,498,313	$4,368,377	$364,866,690

Nuveen Investments	57

Notes to Financial Statements (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Maryland Level 3 Investments	Virginia Level 3 Investments
Balance at the beginning of year	$—	$4,173,248
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	—	195,129
Net purchases at cost (sales at proceeds)	—	—
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	273,945	—
Balance at the end of year	$273,945	$4,368,377

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

	Maryland	Virginia
Level 3 net appreciation (depreciation)	$18,501	$195,129

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, under this guidance they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Florida Preference
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	693,430	$6,536,804	644,731	$5,781,949
Class A – automatic conversion of Class B Shares	88,253	806,398	141,200	1,273,153
Class B	2,993	28,481	6,095	57,859
Class C	223,869	2,088,349	218,118	1,922,559
Class I	321,285	3,026,738	280,545	2,439,452
Shares issued to shareholders due to reinvestment of distributions:
Class A	283,410	2,652,667	294,559	2,609,849
Class B	12,112	113,387	13,124	116,366
Class C	41,576	388,504	38,023	335,767
Class I	153,245	1,432,495	195,060	1,730,885
	1,820,173	17,073,823	1,831,455	16,267,839
Shares redeemed:
Class A	(2,167,533)	(20,377,800)	(3,233,480)	(28,067,332)
Class B	(240,464)	(2,260,685)	(244,752)	(2,194,726)
Class B – automatic conversion to Class A Shares	(88,274)	(806,398)	(141,200)	(1,273,153)
Class C	(384,059)	(3,617,044)	(330,708)	(2,892,943)
Class I	(843,213)	(7,929,958)	(2,670,926)	(22,555,492)
	(3,723,543)	(34,991,885)	(6,621,066)	(56,983,646)
Net increase (decrease)	(1,903,370)	$(17,918,062)	(4,789,611)	$(40,715,807)

58	Nuveen Investments

	Maryland
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,483,654	$15,547,909	1,100,997	$10,604,532
Class A – automatic conversion of Class B Shares	145,815	1,496,465	68,717	649,363
Class B	4,879	51,535	1,998	19,428
Class C	1,166,239	12,188,905	574,098	5,584,970
Class I	1,248,737	13,121,300	799,851	7,846,484
Shares issued to shareholders due to reinvestment of distributions:
Class A	165,522	1,736,657	162,291	1,569,621
Class B	8,872	92,991	12,722	123,198
Class C	62,215	652,097	47,014	453,294
Class I	135,005	1,417,812	136,736	1,324,337
	4,420,938	46,305,671	2,904,424	28,175,227
Shares redeemed:
Class A	(870,153)	(9,097,992)	(1,518,370)	(14,530,689)
Class B	(126,909)	(1,329,477)	(172,264)	(1,639,424)
Class B – automatic conversion to Class A Shares	(145,673)	(1,496,465)	(68,644)	(649,363)
Class C	(380,437)	(4,001,974)	(426,465)	(4,057,483)
Class I	(711,286)	(7,489,533)	(1,263,986)	(11,996,287)
	(2,234,458)	(23,415,441)	(3,449,729)	(32,873,246)
Net increase (decrease)	2,186,480	$22,890,230	(545,305)	$(4,698,019)

	Pennsylvania
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,144,970	$22,122,970	2,015,526	$19,399,054
Class A – automatic conversion of Class B Shares	31,553	322,440	23,626	221,847
Class B	1,042	10,775	8,753	82,146
Class C	1,004,970	10,364,302	528,873	5,133,958
Class I	2,383,466	24,533,027	4,042,194	37,918,999
Shares issued to shareholders due to reinvestment of distributions:
Class A	200,355	2,071,282	174,880	1,684,435
Class B	8,251	85,123	10,643	102,575
Class C	73,125	752,907	57,362	549,956
Class I	182,277	1,875,364	190,971	1,831,303
	6,030,009	62,138,190	7,052,828	66,924,273
Shares redeemed:
Class A	(1,061,306)	(10,974,039)	(1,910,359)	(18,097,047)
Class B	(121,062)	(1,245,298)	(149,587)	(1,452,881)
Class B – automatic conversion to Class A Shares	(31,548)	(322,440)	(23,618)	(221,847)
Class C	(440,382)	(4,533,543)	(741,592)	(6,939,729)
Class I	(1,986,254)	(20,409,844)	(3,780,797)	(35,678,667)
	(3,640,552)	(37,485,164)	(6,605,953)	(62,390,171)
Net increase (decrease)	2,389,457	$24,653,026	446,875	$4,534,102

Nuveen Investments	59

Notes to Financial Statements (continued)

	Virginia
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,921,508	$30,861,832	3,671,794	$36,064,171
Class A – automatic conversion of Class B Shares	162,553	1,707,906	22,996	227,833
Class B	8,414	86,064	25,593	251,252
Class C	989,962	10,542,684	667,751	6,555,673
Class I	2,983,673	31,571,155	4,694,314	46,567,492
Shares issued to shareholders due to reinvestment of distributions:
Class A	390,209	4,160,050	373,065	3,675,858
Class B	15,842	167,999	20,423	200,346
Class C	82,988	884,646	72,119	709,558
Class I	211,223	2,239,445	223,715	2,195,453
	7,766,372	82,221,781	9,771,770	96,447,636
Shares redeemed:
Class A	(2,434,327)	(25,740,862)	(7,085,881)	(70,485,089)
Class B	(202,229)	(2,138,522)	(179,325)	(1,752,445)
Class B – automatic conversion to Class A Shares	(163,156)	(1,707,906)	(23,075)	(227,833)
Class C	(406,904)	(4,315,940)	(735,239)	(7,071,381)
Class I	(2,519,483)	(26,286,438)	(5,109,419)	(48,960,489)
	(5,726,099)	(60,189,668)	(13,132,939)	(128,497,237)
Net increase (decrease)	2,040,273	$22,032,113	(3,361,169)	$(32,049,601)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Purchases	$27,208,666	$22,323,662	$33,207,032	$32,601,591
Sales and maturities	46,463,158	2,142,000	11,368,530	15,572,978

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments determined on a federal income tax basis, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Cost of investments	$174,112,505	$167,930,931	$260,091,080	$357,107,383
Gross unrealized:
Appreciation	$9,468,364	$8,509,005	$12,991,437	$14,694,108
Depreciation	(4,933,520)	(3,355,871)	(3,121,855)	(6,934,801)
Net unrealized appreciation (depreciation) of investments	$4,534,844	$5,153,134	$9,869,582	$7,759,307

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ tax year-end, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Capital paid-in	$246	$—	$(193,021)	$(6,046)
Undistributed (Over-distribution of) net investment income	(17,901)	(946)	(3,173)	(2,406)
Accumulated net realized gain (loss)	17,655	946	196,194	8,452

60	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ tax year end, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$859,468	$861,152	$1,427,984	$2,070,425
Undistributed net ordinary income**	1,769	—	—	171,029
Undistributed net long-term capital gains	—	—	—	101,450
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2010 and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income***	$8,781,722	$6,544,839	$10,616,481	$14,647,432
Distributions from net ordinary income**	—	—	—	446,703
Distributions from net long-term capital gains****	—	305,524	—	158,016

2009	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$10,016,906	$6,027,966	$9,656,951	$14,349,224
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	—	—	577,556
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

At May 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Florida Preference	Maryland	Pennsylvania
Expiration:
May 31, 2012	$9,530,003	$—	$—
May 31, 2013	1,289,937	—	—
May 31, 2015	—	—	21,705
May 31, 2016	189,437	—	469,615
May 31, 2017	394,228	—	—
May 31, 2018	14,072,620	17,791	574,163
Total	$25,476,225	$17,791	$1,065,483

During the tax year ended May 31, 2010, Virginia utilized $28,860 of capital loss carryforward.

At May 31, 2010, the Fund’s tax year end, $193,021 of Pennsylvania’s capital loss carryforward expired.

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	61

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$60,069	$167,227	$189,260	$278,813
Paid to financial intermediaries (Unaudited)	51,191	148,705	166,775	238,835

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$20,329	$165,782	$125,835	$131,242

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$64,949	$117,440	$100,931	$153,451

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

62	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2010, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$9,246	$7,954	$18,273	$28,369

8. New Accounting Pronouncements

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

FLORIDA PREFERENCE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/90)
2010	$8.98	$.44	$.58	$1.02	$(.44)	$—	$(.44)	$9.56	11.55%
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98	(3.36)
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75	.93
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79
Class B (2/97)
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55	10.66
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98	(4.00)
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74	.14
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01
Class C (9/95)
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54	11.01
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96	(3.92)
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73	.38
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25
Class I (2/97)(d)
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55	11.78
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97	(3.17)
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74	1.12
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$110,331.84%		.84%	4.70%	15%
113,528.83		.83	4.91	13
144,215.84		.84	4.30	26
163,736.83		.83	4.13	12
180,632.84		.84	4.18	10

4,150	1.59	1.59	3.96	15
6,716	1.58	1.58	4.15	13
10,862	1.59	1.59	3.55	26
14,672	1.57	1.57	3.38	12
20,697	1.59	1.59	3.43	10

17,241	1.39	1.39	4.15	15
17,265	1.38	1.38	4.37	13
19,463	1.39	1.39	3.75	26
22,523	1.38	1.38	3.58	12
29,592	1.39	1.39	3.63	10

50,068.64		.64	4.90	15
50,335.63		.63	5.10	13
76,019.64		.64	4.50	26
83,658.63		.63	4.33	12
69,866.64		.64	4.38	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2010	$10.03	$.43	$.67	$1.10	$(.42)	$(.02)	$(.44)	$10.69	11.11%
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03	1.85
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34
Class B (3/97)
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70	10.31
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60
Class C (9/94)
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66	10.57
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73
Class I (2/92)(d)
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70	11.34
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$77,430.85%		.85%	4.05%	1%
63,367.86		.86	4.30	15
66,838	1.00	.87	3.89	32
68,593	1.07	.87	3.78	5
51,784.89		.89	3.88	16

3,700	1.60	1.60	3.32	1
6,070	1.61	1.61	3.53	15
8,546	1.75	1.62	3.14	32
10,694	1.82	1.62	3.04	5
12,234	1.65	1.65	3.12	16

35,665	1.40	1.40	3.50	1
24,992	1.41	1.41	3.75	15
23,611	1.55	1.42	3.34	32
21,314	1.62	1.42	3.24	5
17,933	1.44	1.44	3.33	16

64,665.65		.65	4.25	1
53,920.66		.66	4.50	15
58,615.80		.67	4.09	32
45,803.87		.67	3.99	5
39,227.69		.69	4.07	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2010	$9.96	$.44	$.56	$1.00	$(.42)	$—	$(.42)	$10.54	10.25%
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96	1.57
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63
Class B (2/97)
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54	9.34
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97
Class C (2/94)
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49	9.61
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11
Class I (2/97)(d)
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50	10.37
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$95,603.83%		.83%	4.29%	4%
77,292.84		.84	4.44	17
76,293.84		.84	3.92	22
80,966.86		.86	3.84	11
78,672.87		.87	3.99	14

3,639	1.58	1.58	3.55	4
4,870	1.59	1.59	3.68	17
6,577	1.59	1.59	3.17	22
7,679	1.61	1.61	3.10	11
9,791	1.63	1.63	3.25	14

38,945	1.38	1.38	3.74	4
30,512	1.39	1.39	3.89	17
32,929	1.39	1.39	3.37	22
31,009	1.41	1.41	3.29	11
29,778	1.42	1.42	3.44	14

136,741.63		.63	4.49	4
123,533.64		.64	4.65	17
122,345.64		.64	4.12	22
91,440.66		.66	4.04	11
57,152.68		.68	4.19	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2010	$10.24	$.45	$.66	$1.11	$(.44)	$(.02)	$(.46)	$10.89	11.03%
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24	.95
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52
Class B (2/97)
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86	10.37
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80
Class C (10/93)
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88	10.56
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06
Class I (2/97)(d)
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85	11.38
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75

70	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)	Expense Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$178,140.82%		.82%	4.19%	5%
156,724.87		.83	4.50	11
194,526.91		.83	3.95	19
199,092.94		.83	3.89	12
181,422.84		.84	3.99	14

6,710	1.57	1.57	3.46	5
9,786	1.62	1.58	3.77	11
11,802	1.66	1.58	3.20	19
13,923	1.70	1.59	3.14	12
17,621	1.60	1.60	3.24	14

45,814	1.37	1.37	3.63	5
36,241	1.42	1.38	3.96	11
37,527	1.46	1.38	3.39	19
35,868	1.49	1.38	3.34	12
30,136	1.39	1.39	3.43	14

147,034.62		.62	4.39	5
131,244.67		.63	4.71	11
138,154.71		.63	4.14	19
77,611.74		.63	4.09	12
56,842.64		.64	4.19	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	71

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

72	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	73

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist

76	Nuveen Investments

during part of the foregoing time frame). The Board also reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen Pennsylvania Municipal Bond Fund, the Nuveen Maryland Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles over the various periods. In addition, the Independent Board Members noted that although the performance of the Nuveen Florida Preference Municipal Bond Fund lagged its peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the Nuveen Virginia Municipal Bond Fund, Nuveen Florida Preference Municipal Bond Fund, and Nuveen Pennsylvania Municipal Bond Fund had net advisory fees above the peer average of their respective Peer Groups but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average. The Nuveen Maryland Municipal Bond Fund had net advisory fees and a net expense ratio above the peer averages of its Peer Group; however, the Independent Board Members recognized the differences in the peers (such as the number of peers or states included in the Peer Group or Peer Universe) generally may limit some of the usefulness of the comparisons.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory

Nuveen Investments	77

Annual Investment Management Agreement Approval Process (continued)

activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

78	Nuveen Investments

Notes

Nuveen Investments	79

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the longterm goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS1-0510D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	14,332	0	550	0
Colorado Municipal Bond Fund	14,122	0	550	0
Florida Preference Municipal Bond Fund	15,322	0	550	0
Maryland Municipal Bond Fund	15,242	0	550	0
New Mexico Municipal Bond Fund	14,380	0	550	0
Pennsylvania Municipal Bond Fund	16,061	0	550	0
Virginia Municipal Bond Fund	16,855	0	550	0

Total	$106,314	$0	$3,850	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0%	0%	0%	0%
Colorado Municipal Bond Fund	0%	0%	0%	0%
Florida Preference Municipal Bond Fund	0%	0%	0%	0%
Maryland Municipal Bond Fund	0%	0%	0%	0%
New Mexico Municipal Bond Fund	0%	0%	0%	0%
Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Virginia Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	8,972	0	550	0
Colorado Municipal Bond Fund	8,255	0	550	0
Florida Preference Municipal Bond Fund	12,498	0	550	0
Maryland Municipal Bond Fund	11,086	0	550	0
New Mexico Municipal Bond Fund	8,819	0	550	0
Pennsylvania Municipal Bond Fund	13,538	0	550	0
Virginia Municipal Bond Fund	16,020	0	550	0

Total	$79,188	$0	$3,850	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0%	0%	0%	0%
Colorado Municipal Bond Fund	0%	0%	0%	0%
Florida Preference Municipal Bond Fund	0%	0%	0%	0%
Maryland Municipal Bond Fund	0%	0%	0%	0%
New Mexico Municipal Bond Fund	0%	0%	0%	0%
Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Virginia Municipal Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	550	0	0	550
Colorado Municipal Bond Fund	550	0	0	550
Florida Preference Municipal Bond Fund	550	0	0	550
Maryland Municipal Bond Fund	550	0	0	550
New Mexico Municipal Bond Fund	550	0	0	550
Pennsylvania Municipal Bond Fund	550	0	0	550
Virginia Municipal Bond Fund	550	0	0	550

Total	$3,850	$0	$0	$3,850

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	550	0	0	550
Colorado Municipal Bond Fund	550	0	0	550
Florida Preference Municipal Bond Fund	550	0	0	550
Maryland Municipal Bond Fund	550	0	0	550
New Mexico Municipal Bond Fund	550	0	0	550
Pennsylvania Municipal Bond Fund	550	0	0	550
Virginia Municipal Bond Fund	550	0	0	550

Total	$3,850	$0	$0	$3,850

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2010